                                                                    EXHIBIT 10.4



                            INDUSTRIAL COMPLEX LEASE
                                  (California)

Industrial Complex:      Arques and DeGuine

Landlord:                MP Arques, Inc.

Tenant:                  Molecular Dynamics, Inc.

Reference Date:          November 30, 1999


                                 INDEX TO LEASE

TITLE                                                                       PAGE
ARTICLE 1. DEFINITIONS AND CERTAIN BASIC PROVISIONS..........................  1
ARTICLE 2. GRANTING CLAUSE...................................................  2
ARTICLE 3. LEASEHOLD IMPROVEMENTS/DELIVERY OF DEMISED PREMISES...............  2
ARTICLE 4. RENT..............................................................  3
ARTICLE 5. FINANCIAL REPORTS.................................................  4
ARTICLE 6. TENANT'S RESPONSIBILITY FOR TAXES, OTHER REAL ESTATE
           CHARGES AND INSURANCE EXPENSES....................................  4
ARTICLE 7. COMMON AREA.......................................................  5
ARTICLE 8. LOADING DOCK......................................................  6
ARTICLE 9. USE AND CARE OF DEMISED PREMISES..................................  7
ARTICLE 10. MAINTENANCE AND REPAIR OF DEMISED PREMISES.......................  7
ARTICLE 11. ALTERATIONS......................................................  8
ARTICLE 12. LANDLORD'S RIGHT OF ACCESS.......................................  9
ARTICLE 13. SIGNS; STORE FRONTS..............................................  9
ARTICLE 14. UTILITIES........................................................  9
ARTICLE 15. INSURANCE COVERAGES.............................................. 10
ARTICLE 16. WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION................ 11
ARTICLE 17. DAMAGES BY CASUALTY.............................................. 12
ARTICLE 18. EMINENT DOMAIN................................................... 13
ARTICLE 19. ASSIGNMENT AND SUBLETTING........................................ 13
ARTICLE 20. SUBORDINATION; ATTORNMENT; ESTOPPELS............................. 15
ARTICLE 21. TENANT'S INDEMNIFICATION......................................... 15
ARTICLE 22. DEFAULT BY TENANT AND REMEDIES................................... 16
ARTICLE 23. LANDLORD'S CONTRACTUAL SECURITY INTEREST......................... 19
ARTICLE 24. HOLDING OVER..................................................... 20
ARTICLE 25. NOTICES.......................................................... 20
ARTICLE 26. COMMISSIONS...................................................... 20
ARTICLE 27. REGULATIONS...................................................... 21
ARTICLE 28. HAZARDOUS MATERIALS.............................................. 21
ARTICLE 29. INTENTIONALLY DELETED............................................ 23
ARTICLE 30. MISCELLANEOUS.................................................... 23


EXHIBIT "A"         DEMISED PREMISES
EXHIBIT "B"         LEASEHOLD IMPROVEMENTS WORK LETTER
EXHIBIT "C"         SUBSEQUENT IMPROVEMENTS WORK LETTER
EXHIBIT "D"         TENANT CONSTRUCTION RULES AND REGULATIONS
EXHIBIT "E"         RIGHT OF FIRST OPPORTUNITY
EXHIBIT "F"         GUARANTY OF LEASE
EXHIBIT "G"         HVAC REPAIR WORK
EXHIBIT "H"         RENEWAL OPTION

                            INDUSTRIAL COMPLEX LEASE
                                  (California)

                                   ARTICLE 1.
                    DEFINITIONS AND CERTAIN BASIC PROVISIONS

1.1 The following list sets out certain defined terms and certain financial and other information pertaining to this lease:

     (a) "Landlord": MP Arques, Inc., a Delaware corporation, whose taxpayer identification number is 33-0666682.

     (b) Landlord's address: c/o GE Capital Investment Advisors, Inc., 444 Market Street, Suite 2100, San Francisco, California 94111, Attention: Asset Management and Legal Department.

     (c) "Tenant": Molecular Dynamics, Inc., a Delaware corporation, whose taxpayer identification number is 94-3050031.

     (d)  Tenant's address:

          Prior to Commencement Date:   928 E. Arques Avenue
                                        Sunnyvale, CA 94086

          Upon Commencement Date:       928 E. Arques Avenue
                                        Sunnyvale, CA 94086

     (e)  Tenant's trade name: Molecular Dynamics

     (f) Tenant's Guarantor: Nycomed Amersham, a public limited company organized under the laws of England, in accordance with the terms of the Guaranty of Lease attached hereto as Exhibit "F" attached hereto.

     (g) "Agent": South Bay Development Company, whose address is 511 Division Street, Campbell, California 95008, Attention: Maureen Bowers.

     (h) "Industrial Complex": Landlord's property in the City of Sunnyvale, Santa Clara County, California, which property is commonly known as: 929 E. Arques Avenue and 310 DeGuigne Avenue, Sunnyvale, California.

     (i) "Demised Premises": that certain area in the Industrial Complex located at 929 E. Arques Avenue, Sunnyvale, California 94086, California and being described or shown cross-hatched on the floor plan(s) attached hereto as Exhibit "A" which Landlord and Tenant acknowledge and agree to contain 58,688 square feet of rentable area. Additionally, Tenant shall have the right to lease certain additional space in the Industrial Complex, as described in, and subject to and in accordance with the terms of Exhibit "E" attached hereto.

     (j) "Commencement Date": March 1, 2000, which date may be extended in accordance with Section 3.2 below.

     (k) "Lease term": commencing on the Commencement Date and continuing for seven (7) years and zero (0) months after the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month, the lease term shall be extended by the number of days remaining in the calendar month in which the Commencement Date occurs.

     (l) Minimum guaranteed rental: $111,507.20, which amount shall be adjusted annually in accordance with Section 4.1 below.

     (m) Prepaid rental: $111,507.20, being an estimate of the initial minimum guaranteed rental, for the first month of the lease term, such prepaid rental being due and payable upon execution of this lease.

     (n) Security deposit: $33,145.39, such security deposit being due and payable upon execution of this lease.

     (o) Permitted use: for office, research and development, and the marketing, warehousing, distribution, sales and light manufacturing of life science equipment and related consumables and components, and for no other purpose whatsoever. Provided, however, any other legal use not permitted pursuant to the foregoing sentence shall be subject to Landlord's prior written consent, not to be unreasonably withheld.

     (p)  Tenant's maximum insurance deductible: $25,000.00

          (q) "Tenant's Broker": Colliers International and Cornish & Carey Commercial

          (r) "Tenant's Proportionate Share": Sixty-two and Eighty-five Hundredths Percent (62.85%)

          (s) Tenant parking: Two Hundred Twenty-Eight (228) unreserved parking spaces.

                                   ARTICLE 2.
                                GRANTING CLAUSE

     2.1 Landlord leases the Demised Premises to Tenant, and Tenant leases the Demised Premises from Landlord, upon all of the terms and conditions set forth in this lease.

                                   ARTICLE 3.
              LEASEHOLD IMPROVEMENTS/DELIVERY OF DEMISED PREMISES

     3.1.Based on preliminary plans to be submitted to Landlord by Tenant, Landlord shall prepare plans and specifications for all initial leasehold improvements (the "Leasehold Improvements") to be constructed or installed or other work to be performed by Landlord in the Demised Premises, in accordance with the terms and provisions of the Work Letter attached hereto as Exhibit "B". The Work Letter sets forth certain dates by which plans and specifications for the Leasehold Improvements must be prepared, reviewed and approved, allocates the costs of the Leasehold Improvements, and further describes the circumstances, if applicable, under which the Commencement Date hereof may be delayed. In addition, prior to the Commencement Date, landlord shall perform, at its sole cost and expense, the repair work to the existing HVAC system serving the Demised Premises (the "HVAC Repair Work") detailed on Exhibit "G" attached hereto. Tenant acknowledges that the HVAC Repair Work shall only include the work detailed on Exhibit "G" and shall in no event include any HVAC work necessitated by Tenant's particular floor plan or Tenant's particular requirements.

     3.2 If the Demised Premises are not ready for occupancy by Tenant on the Commencement Date, Landlord shall not be liable for any costs, claims, damages, or liabilities incurred by Tenant as a result thereof, and the lease term and the obligations of Tenant hereunder shall nonetheless commence and continue in full force and effect; provided, however, if the Demised Premises are not ready for occupancy on the Commencement Date due to omission, delay, or default on the part of Landlord, the lease term shall not commence until the Demised Premises are ready for occupancy by Tenant. In such event, the Commencement Date shall be deemed to be postponed to the date the Demised Premises are ready for occupancy, whereupon the lease term shall commence. Such postponement of rent and of the Commencement Date of this Lease shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Demised Premises not being ready for occupancy by Tenant on the stated Commencement Date. Should the lease term commence on a date other than that specified in Section 1(j) above, Landlord will send Tenant a written statement of such adjusted Commencement Date, and Tenant will, if Landlord requests, confirm such adjusted date in writing. The Demised Premises shall be deemed to be ready for occupancy on the first to occur of (i) the date that all work required to be completed pursuant to the terms of the Work Letter attached hereto as Exhibit "B" as well as the HVAC Repair Work detailed on Exhibit "G" attached hereto has been substantially completed (except for minor finishing jobs); provided, however, that if such work is delayed because of a default or failure, or both, of Tenant, then the Demised Premises shall also be deemed ready for occupancy when such work would have been substantially completed if Tenant's default or failure had not occurred; such date shall be deemed to have occurred on the date there is delivered to Tenant a certificate from Landlord's architect that all improvements required to be constructed or repairs to be performed by Landlord in the Demised Premises under the terms of this lease are substantially complete (except for minor finishing jobs, which Landlord shall complete using due diligence, and "punchlist" items, which shall be addressed in accordance with the terms of Paragraph 6 of Exhibit "B") (or would have been complete but for the default or failure of Tenant), which certificate shall be binding and conclusive upon Tenant in the absence of bad faith and collusion on the part of or between Landlord and Landlord's architect, or (ii) the date on which Tenant begins occupancy of the Demised Premises.

     3.3 The taking of possession of the Demised Premises by Tenant shall be conclusive evidence (a) that Tenant accepts the Demised Premises as suitable for the purposes for which the same are leased, (b) that Tenant accepts the Industrial Complex and each and every part and appurtenance thereof as being in a good and satisfactory condition, and (c) that Landlord has fully complied with Landlord's obligations contained in this Lease with respect to the construction of the Industrial Complex and the Leasehold Improvements. A site inspection by Tenant accompanied by a representative of Landlord shall not be deemed "the taking of possession" under the preceding sentence. Tenant acknowledges that the Demised Premises are being leased "AS IS," with Tenant accepting all defects, if any; and Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises (without limitation, Landlord makes no warranty as to the habitability, fitness or suitability of the Demised Premises for a particular purpose nor as to the absence of any toxic or otherwise hazardous substances). This Section 3.3 is subject to any contrary requirements under applicable law; however, in this regard Tenant acknowledges that it has been given the opportunity to inspect the Demised Premises and to have qualified experts inspect the Demised Premises prior to the execution of this lease.

     3.4 Provided Tenant is not then in default under this lease and upon receipt of a written request and preliminary plans therefor from Tenant (which notice must be given not earlier than January 1, 2001 but prior to July 31,
2002), Landlord shall construct certain subsequent improvements (the "Subsequent Improvements") to the Demised Premises in accordance with the terms and provisions of the Work Letter attached hereto as Exhibit "C". The Subsequent Improvements shall be performed solely to what is currently the warehouse portion of the Demised Premises and are more particularly described in the Work Letter attached hereto as Exhibit "C". The Work Letter sets forth certain dates by which plans and specifications for the Subsequent Improvements must be prepared, reviewed and approved and allocates the cost of the Subsequent Improvements. Should Tenant fail to provide Landlord with a written request and preliminary plans for the construction of the Subsequent Improvements within the time period required by the first sentence of this
Section 3.4, then in such event this Section 3.4 shall be void and of no further force and effect.

                                   ARTICLE 4.
                                      RENT

     4.1 The minimum guaranteed rental shall be subject to periodic increases based upon the following schedule and which increases shall become effective automatically and without further notice as of the first day of the specified lease month:

               Lease Months                  Monthly Rental
               ------------                  --------------
               1-12                          $111,507.20
               13-24                          114,852.41
               25-36                          118,297.98
               37-48                          121,846.91
               49-60                          125,502.31
               61-72                          129,267.37
               73-84                          133,145.39

     4.2 Rental shall accrue from the Commencement Date, and shall be payable to Landlord at Agent's address specified in Section 1.1(g) above or at such other address as Landlord shall so notify Tenant from time to time.

     4.3 Tenant shall pay to Landlord minimum guaranteed rental in monthly installments in the amounts specified in Section 1.1(l) and Section 4.1 of this lease. The first such monthly installment shall be due and payable on or before the Commencement Date, and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the lease term; provided that if the Commencement Date is a date other than the first day of a calendar month, there shall be due and payable on or before such date as minimum guaranteed rental for the balance of such calendar month a sum equal to that proportion of the rent specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month. Tenant agrees to pay to Landlord, if assessed by the jurisdiction in which the Industrial Complex is located, any sales, excise or other tax imposed, assessed or levied in connection with Tenant's payment of rents.

     4.4 It is understood that the minimum guaranteed rental is payable on or before the first day of each calendar month (in accordance with Section 4.2 above), without offset or deduction of any nature. In the event any rental is not received within five (5) days after its due date for any reason whatsoever, or if any rental payment is by check which is returned for insufficient funds, then in addition to the past due amount Tenant shall pay to Landlord one of the following (the choice to be at the sole option of Landlord unless one of the choices is improper under applicable law, in which event the other alternative will automatically be deemed to have been selected): (a) a late charge in an amount equal to eight percent (8%) of the rental then due, in order to compensate Landlord for its administrative and other overhead expenses; or (b) interest on the rental then due at the maximum contractual rate which could legally be charged in the event of a loan of such rental to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the rental due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such late charge or interest payment shall be payable as additional rental under this lease, shall not be considered a waiver by Landlord of any default by Tenant hereunder, and shall be payable immediately on demand.

     4.5 If Tenant fails in two (2) consecutive months to make rental payments within ten (10) days after it is due, Landlord, in order to reduce its administrative costs, may require, by giving written notice to Tenant (and in addition to any late charge or interest accruing pursuant to Section 4.4 above, as well as any other rights and remedies accruing pursuant to Article 22 or
Article 23 below, or any other provision of this lease or at law), that minimum guaranteed rentals are to be paid quarterly in advance instead of monthly, and that all future rental payments are to be made on or before the due date by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of rental as provided in this lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.

     4.6 Tenant shall pay when due any and all sales taxes levied, imposed or assessed by the United States of America, the State of California, or any political subdivision thereof or other taxing authority upon the minimum guaranteed rental, additional rent and all other sums payable hereunder.


                                   ARTICLE 5.
                               FINANCIAL REPORTS

     5.1 Tenant shall, when requested by Landlord from time to time, furnish a true and accurate audited statement of its financial condition prepared in conformity with recognized accounting principles, and in a form reasonably satisfactory to Landlord.


                                   ARTICLE 6.
                     TENANT'S RESPONSIBILITY FOR TAXES, OTHER
                   REAL ESTATE CHARGES AND INSURANCE EXPENSES

     6.1 Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises which taxes shall be paid when due and before any delinquency. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand (and upon Tenant's receipt of proof thereof) of that part of such taxes for which Tenant is primarily liable hereunder.

     6.2 Tenant shall also be liable for Tenant's Proportionate Share (as specified in Section 1.1(r) above) of all "real estate charges" (as defined below) and "insurance expenses" (as defined below) related to the Industrial Complex or Landlord's ownership of the Industrial Complex. Tenant's obligations under this Section 6.2 shall be prorated during any partial year (i.e., the first year and the last year of the lease term). Tenant's Proportionate Share shall be adjusted as reasonably determined by Landlord in the event that the total rentable area of the buildings in the Industrial Complex shall change after the date hereof. "Real estate charges" shall include ad valorem taxes, general and special assessments, parking surcharges, any tax or charge for governmental services (such as street maintenance or fire protection) which are attributable to the transfer or transaction directly or indirectly represented by this Lease, by any sublease or assignment hereunder or by any document to which Tenant is a party creating or transferring (or reflecting the creation or transfer of) any interest or an estate in the Demised Premises and any tax or charge which replaces or is in addition to any of such above-described "real estate charges"; real estate charges shall also include any fees, expenses or costs (including reasonable attorneys' fees, expert fees and the like) incurred by Landlord in protesting or contesting any assessments levied or the tax rate. "Real estate charges" shall not be deemed to include sales tax payable by Tenant pursuant to Section 4.6 above and any franchise, estate, inheritance or general income tax. "Insurance expenses" shall include all premiums and other expenses incurred by Landlord for liability insurance and fire and extended coverage property insurance (plus whatever endorsements or special coverages which Landlord, in Landlord's sole discretion, may consider appropriate) business interruption, and rent loss, earthquake and any other insurance policy which may be carried by Landlord insuring the Demised Premises, the Common Area, the Industrial Complex, or any improvements thereon.

     6.3 At Landlord's sole option, Landlord and Tenant shall attempt to obtain separate assessments for Tenant's obligations pursuant to Section 6.1 and; with respect to Section 6.2, for such of the "real estate charges" as are readily susceptible of separate assessment. To the extent of a separate assessment, Tenant agrees to pay such assessment before it becomes delinquent and to keep the Demised Premises free from any lien or attachment; moreover, as to all periods of time during the lease term, this covenant of Tenant shall survive the termination of the lease. With regard to the calendar year during which the lease term expires, Landlord at its option either may bill Tenant when the charges become payable or may charge Tenant an estimate of Tenant's pro rata share of whichever charges have been paid directly by Tenant (based upon information available for the current year plus, if current year information is not adequate in itself, information relating to the immediately preceding year).

     6.4 At such time as Landlord has reason to believe that at some time within the immediately succeeding twelve (12) month period Tenant will owe Landlord any amounts pursuant to one or more of the preceding sections of this
Article 6, Landlord may direct that Tenant prepay monthly a pro rata portion of the prospective future payment (i.e., the prospective future payment divided by the number of months before the prospective future payment will be due). Tenant agrees that any such prepayment directed by Landlord shall be due and payable monthly on the same day that minimum guaranteed rental is due.

     6.5 In the event that any payment due from Tenant to Landlord is not received within ten (10) days after its due date for any reason whatsoever, or if any such payment is by check which is returned for insufficient funds, then in addition to the amount then due, Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance until paid.

                                   ARTICLE 7.
                                  COMMON AREA

     7.1 The term "Common Area" is defined for all purposes of this lease as that part of the Industrial Complex intended for the common use of all tenants, including among other facilities (as such may be applicable to the Industrial Complex), parking areas, private streets and alleys, landscaping, curbs, loading areas, side-walks, recreation/picnic areas, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, and the like, but excluding (i) space in buildings (now or hereafter existing) designated for rental for commercial purposes, as the same may exist from time to time; (ii) streets and alleys maintained by a public authority; (iii) areas within the Industrial Complex which may from time to time not be owned by Landlord (unless subject to a cross-access agreement benefiting the area which includes the Demised Premises, the existence of which Landlord shall notify Tenant); and (iv) areas leased to a single-purpose user where access is restricted. In addition, although the roof(s) of the building(s) in the Industrial Complex are not literally part of the Common Area, they will be deemed to be so included for purposes of (i) Landlord's ability to prescribe rules and regulations regarding same, and (ii), subject to the terms of Section 7.4 below, their inclusion for purposes of common area maintenance reimbursements. For purposes of this lease, the building containing the Demised Premises is referred to as the "Building". Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, except for the location of the Building, signs or other improvements in the Industrial Complex. For example, and without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Industrial Complex, which areas may be elevated, surface or underground.

     7.2 Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this lease, its subtenants, licensees, invitees, contractors and concessionaires, shall have the nonexclusive right to use the Common Area (excluding (subject to Section 7.2(d) below) roofs of buildings in the Industrial Complex) as constituted from time to time, such use to be in common with Landlord, other tenants in the Industrial Complex and other persons permitted by Landlord to use the same, and subject to rights of governmental authorities, easements, other restrictions of record, and such reasonable rules and regulations governing use as Landlord may from time to time prescribe. For example, and without limiting the generality of Landlord's ability to establish reasonable rules and regulations governing all aspects of the Common Area, Tenant agrees as follows:

          (a) Landlord may from time to time designate specific areas within the Industrial Complex or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees, invitees, contractors and concessionaires shall be parked in a non-reserved manner in common with other tenants of the Industrial Complex; and in this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, its subtenants, its licensees or its concessionaires, or their employees; and Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its employees, its subtenants, its licensees or its concessionaires, or their employees, shall at any time be parked in any part of the Industrial Complex other than the specified areas designated for employee parking, Tenant shall pay to Landlord as additional rent upon demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day, or part thereof, that such automobile or other vehicle is so parked. Subject to the foregoing, during the initial lease term, provided no event of default has occurred under this lease and is continuing beyond the expiration of applicable notice and cure periods, if any, Landlord agrees to make available to Tenant, at no additional charge to Tenant, on an unreserved basis in common with the other tenants of the Industrial Complex, the number of parking spaces set out in Section 1.1(s) above.

          (b) Tenant shall not solicit business within the Common Area nor take any action which would interfere with the rights of other persons to use the Common Area.

          (c) Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.

          (d) With regard to the roof(s) of the building(s) in the Industrial Complex, use of the roof(s) is reserved to Landlord, or with regard to any tenant demonstrating to Landlord's satisfaction a need to use same, to such tenant after receiving prior written consent from Landlord. Notwithstanding the foregoing, subject to such reasonable restrictions as Landlord may impose, Tenant shall have such access to the roof of the Building as is strictly necessary to perform (i) its obligations under this lease (e.g., the maintenance of the HVAC system); and (ii) alterations approved in advance under the terms of Article 11 of this lease. Tenant shall not be entitled to place any antennae or other communications equipment on the roof of the Building until it has first obtained Landlord's reasonable consent, which may be conditioned upon Tenant's execution of Landlord's standard form roof access agreement. All such access by Tenant to the roof shall be subject to all terms and conditions of this lease, including without limitation the insurance provisions of Article 15 and the indemnification obligations under Article 21 of this lease.

     7.3 Landlord shall be responsible for the operation, management and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord, but to be generally in keeping with similar industrial centers within the same geographical area as the Industrial Complex. Landlord shall be the sole determinant of the type and amount of security services to be provided, if any. Landlord shall not be liable to Tenant, and Tenant hereby waives any claim against Landlord for (i) any unauthorized or criminal entry of third parties into the Demised Premises or Industrial Complex, (ii) any damage to persons or property, or (iii) any loss of property in and about the Demised Premises or Industrial Complex from any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown or insufficiency of security.

     7.4 In addition to the rentals and other charges prescribed in this lease, Tenant shall pay to Landlord Tenant's Proportionate Share of the cost of operation and maintenance of the Common Area which may be incurred by Landlord in its discretion, including, among other costs, those for lighting, painting, cleaning, policing, inspecting, repairing and replacing; Tenant's Proportionate Share of capital expenditures and expenses incurred by Landlord to increase the operating efficiency of the Industrial Complex or to cause the Common Area to comply with applicable Regulations (as such term is defined in Section 27.1), it being agreed that the cost of such capital expenditures and installation shall be amortized over the reasonable life of the capital expenditure, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles consistently applied; Tenant's Proportionate Share of the management fee Landlord pays to the property manager for the Industrial Complex; a reasonable allowance for Landlord's overhead costs and the cost of any insurance for which Landlord is not reimbursed pursuant to
Section 6.2, but specifically excluding all expenses paid or reimbursed pursuant to Article 6. In addition, although the roof(s) of the building(s) in the Industrial Complex are not literally part of the Common Area, Landlord and Tenant agree that roof maintenance, repair and replacement shall be included as a common area maintenance item to the extent not specifically allocated to Tenant under this lease nor to another tenant pursuant to its lease. Notwithstanding the foregoing, with respect to the cost of the maintenance, repair and replacement of the roof(s) of the building(s) in the Industrial Complex, Landlord and Tenant agree as follows: (i) Tenant shall pay one hundred percent (100%) of the cost of the maintenance, repair and replacement of the roof of the Building; and (ii) Common Area Costs charged to Tenant under this lease shall not include the cost of the maintenance, repair and replacement of the roof of the other buildings currently located in the Industrial Complex. With regard to capital expenditures other than the capital expenditures contemplated by the first sentence of this Section, (i) the original investment in capital improvements, i.e., upon the initial construction of the Industrial Complex, shall not be included, and (ii) improvements and replacements, to the extent capitalized on Landlord's records, shall be included only to the extent of a reasonable depreciation or amortization (including interest accruals commensurate with Landlord's interest costs). If this lease should commence on a date other than the first day of a calendar year or terminate on a date other than the last day of a calendar year, Tenant's reimbursement obligations under this Section 7.4 shall be prorated based upon Landlord's expenses for the entire calendar year. Tenant shall make such payment to Landlord on demand, at intervals not more frequent than monthly. Landlord may, at its option, make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance of the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. In the event that any payment due from Tenant to Landlord is not received within ten (10) days after its due date for any reason whatsoever, or if any such payment is by check which is returned for insufficient funds, then, in addition to the amount then due, Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance until paid. Any delay or failure of Landlord in delivering any estimate or statement described in this Section 7.4 or in computing or billing Tenant's Proportionate Share of the foregoing costs shall not constitute a waiver of Landlord's right to require an increase in rent as provided herein or in any way impair the continuing obligations of Tenant under this Section.

                                   ARTICLE 8.

                                  LOADING DOCK

     8.1 Tenant shall have a license to use and occupy the loading dock(s) outside the Demised Premises as shown on Exhibit "A" (collectively, the "Loading Dock"). Subject to the provisions of this lease, and such rules and regulations as may be promulgated by Landlord from time to time, Tenant, its employees, agents, contractors, licensees, guests and invitees may use the Loading Dock for loading and access to and from the Demised Premises for the permitted use set forth in Section 1.1(o) above. Tenant's use of the Loading Dock shall be at its sole risk, and Landlord shall not be liable for any injury to any person or property, or for any loss or damage to any vehicle or its contents resulting from theft, collision, vandalism or any other cause whatsoever. Tenant shall cause its personnel and visitors to remove their vehicles from the Loading Dock at the end of each business day. In the event the Loading Dock is intended for use in common with other tenants in the Industrial Complex, Tenant shall pay Landlord within ten (10) days after rendition of a bill therefor an equitable share of the costs of maintenance and repair of the Loading Dock as such costs are allocated by Landlord based upon the estimated use by each of the respective tenants using the Loading Dock.

                                   ARTICLE 9.
                        USE AND CARE OF DEMISED PREMISES

     9.1 The Demised Premises shall be used and occupied by Tenant solely for the permitted use specified in Section 1.1(o) above and for no other purpose. Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses and other authorizations necessary to permit Tenant to use and occupy the Demised Premises for the permitted use. Without limiting the generality of the foregoing, Tenant shall not use or store any gasoline or flammable or so called "Red Label" materials in or about the Demised Premises. All equipment used within the Demised Premises shall be subject to approval by Landlord's insurance carriers and shall be Underwriters Laboratory or Factory Mutual approved for the uses intended, evidence of which shall be furnished to Landlord upon request. Subject to Section 28.2 below, Tenant shall not operate any machinery or equipment in the Demised Premises which, in Landlord's sole discretion, shall cause any excessive noise, vibration, damage or disturbance to the other tenants in the Industrial Complex.

     9.2 Tenant shall take good care of the Demised Premises and Loading Dock and keep the same free from waste at all times. Tenant shall not over-load the floors in the Demised Premises, nor deface or injure the Demised Premises or Loading Dock. Tenant shall keep the Demised Premises, Loading Dock and all side-walks, service-ways and loading areas adjacent to the Demised Premises neat, clean and free from dirt, rubbish, ice or snow at all times. Tenant shall store all trash and garbage within the Demised Premises or in a trash dumpster or similar container approved by Landlord as to type, location and screening; and Tenant shall arrange for the regular pick-up of such trash and garbage at Tenant's expense (unless Landlord finds its necessary to furnish such a service, in which event Tenant shall be charged an equitable portion of the total of the charges to all tenants using the service). Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Industrial Complex.

                                  ARTICLE 10.
                   MAINTENANCE AND REPAIR OF DEMISED PREMISES

     10.1 Landlord shall, at Landlord's sole cost and expense, keep the foundation, the exterior walls (except plate glass; windows, doors and other exterior openings; window and door frames, molding, closure devices, locks and hardware; special store fronts; lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decorations or other advertising media of any type; and interior painting or other treatment of exterior walls) and structural elements of the roof of the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, contractors, employees, subtenants, invitees, customers, licensees and concessionaires (including, but not limited to, roof leaks resulting from Tenant's installation of air conditioning equipment or any other roof penetration or placement); and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article 17 and Article 18 of this lease. In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord shall have a reasonable time after receipt by Landlord of such written notice in which to make such repairs. All such repairs shall be commenced promptly and prosecuted with reasonable diligence, and Landlord shall use good faith efforts to expedite any emergency repairs. Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused due to any work performed in the Demised Premises or in the Industrial Complex pursuant to Landlord's rights and obligations under the Lease, so long as the work is performed without gross negligence or willful misconduct. Landlord shall use commercially reasonable and good faith efforts to minimize the disruption to and interference with Tenant's business caused by its performance of work in the Demised Premises pursuant to Landlord's rights and obligations under this lease.

     10.2 Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under the provisions of
Section 10.1, Article 17 and 18. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement in accordance with all applicable Regulations (as defined in Section 27.1 below) of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under and above the Demised Premises, regardless of when or how the defect or other cause for repair or replacement occurred or became apparent; provided, however, that as to the maintenance and repair of the HVAC equipment in the Demised Premises, Landlord shall have the option of contracting directly with an HVAC servicing company for all such work and charging Tenant for all costs thereof. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs and Tenant shall pay to Landlord upon demand, as additional rental hereunder, the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in Section 10.1, Article 17 and
Article 18 of this lease.

     10.3 Tenant waives the right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code and all other laws now or hereafter in effect.

                                  ARTICLE 11.
                                  ALTERATIONS

     11.1 Tenant shall not make any alterations, additions or improvements to the Demised Premises (collectively, the "Alterations") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, except for (i) the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Demised Premises, and (ii) nonstructural Alterations in the Demised Premises which are not visible from the outside of the Demised Premises, if the cost of such nonstructural Alterations do not exceed Fifty Thousand Dollars ($50,000.00) in any twelve (12) month period. Even though Landlord's consent is not required, the foregoing alterations shall be subject to all other requirements of Article
11. Tenant shall furnish complete plans and specifications to Landlord at the time it requests Landlord's consent to any Alterations if the desired Alterations (i) will affect the Industrial Complex's mechanical, electrical, plumbing or life safety systems or services, or (ii) will affect any structural component of the Demised Premises or the Industrial Complex, or (iii) will require the filing of plans and specifications with any governmental or quasi-governmental agency or authority, or (iv) will cost in excess of Fifty Thousand Dollars ($50,000.00). Subsequent to obtaining Landlord's consent and prior to commencement of the Alterations, Tenant shall deliver to Landlord any building permit required by applicable law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within ten (10) days after the rendition of a bill for all of Landlord's actual out-of-pocket costs incurred in connection with any Alterations, including, without limitation, all reasonable management, engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant's plans and specifications and for the reasonable monitoring of construction of the Alterations. If Landlord consents to the making of any Alterations, such Alterations shall be made by Tenant at Tenant's sole cost and expense by a contractor approved in writing by Landlord. Tenant shall give Landlord not less than ten (10) days advance written notice of the commencement of Tenant's Alterations to enable Landlord to post and record notices of nonresponsibility. Tenant shall require its contractor to maintain insurance in such commercially reasonable amounts and in such form as Landlord may require. Any construction, alteration, maintenance, repair, replacement, installation, removal or decoration undertaken by Tenant in connection with the Demised Premises shall be completed in accordance with plans and specifications which must be approved by Landlord, shall be carried out in a good, workmanlike and prompt manner and in accordance with the provisions of Exhibit "D" attached hereto, shall comply with all applicable Regulations of the authorities having jurisdiction thereof, and shall be subject to supervision by Landlord or its employees, agents or contractors. Without limiting the generality of the immediately preceding sentence, any installation or replacement of Tenant's heating or air conditioning equipment must be effected strictly in accordance with Landlord's instructions, the Clean Air Act and all other applicable Regulations. Without Landlord's prior written consent, Tenant shall not use any portion of the Common Areas either within or without the Industrial Complex in connection with the making of any Alterations. If the Alterations which Tenant causes to be constructed result in Landlord being required to make any alterations and/or improvements to other portions of the Industrial Complex in order to comply with any applicable Regulations, then Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations and/or improvements. Any Alterations made by Tenant shall become the property of Landlord upon installation and shall remain on and be surrendered with the Demised Premises upon the expiration or sooner termination of this lease, except Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove all or any portion of any Alterations made by Tenant which are designated in writing by Landlord to be removed and repair and restore the Demised Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted. Notwithstanding the foregoing, Landlord acknowledges that Tenant shall not be required to remove the Leasehold Improvements to be constructed by Landlord in accordance with Exhibit "B" or the Subsequent Improvements to be constructed in accordance with Exhibit "C".

     11.2 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner with new materials of first-class quality, lien-free and in compliance with all governmental requirements and Regulations, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Industrial Complex. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security reasonably satisfactory to Landlord against any such loss, liability or damage.

     11.3 In the event Tenant uses a general contractor to perform construction work within the Demised Premises, Tenant shall, prior to the commencement of such work, require said general contractor to execute and deliver to Landlord a waiver and release of any and all claims against Landlord and liens against the Industrial Complex to which such contractor might at any time be entitled. The delivery of the waiver and release of lien within the time period set forth above shall be a condition precedent to Tenant's ability to enter on and begin its construction work at the Demised Premises and, if applicable, to any reimbursement from Landlord for its construction work.

     11.4 Nothing contained in this lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Demised Premises or any part thereof. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to any portion of the Demised Premises are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same. Tenant and any subtenants shall have no power to do any act or make any contract which may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Demised Premises. NOTICE IS HEREBY GIVEN THAT LANDLORD IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT OR TO ANYONE HOLDING THE DEMISED PREMISES OR ANY PART THEREOF, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE DEMISED PREMISES.

     11.5 In the event that Landlord elects to remodel all or any portion of the Industrial Complex, Tenant will cooperate with such remodeling, including Tenant's tolerating temporary inconveniences (and even the temporary removal of Tenant's signs in order to facilitate such remodeling, as it may relate to the exterior of the Demised Premises).


                                  ARTICLE 12.
                           LANDLORD'S RIGHT OF ACCESS


     12.1 Landlord and Landlord's agents and representatives shall have the right to enter the Demised Premises at any time in case of an emergency, and at all other reasonable times upon prior reasonable notice (which notice shall not be required in event of emergency) for any purpose permitted pursuant to the terms of this lease, including, but not limited to, examining the Demised Premises; making such repairs or alterations therein as may be necessary or appropriate in Landlord's sole judgment for the safety and preservation thereof; erecting, installing, maintaining, repairing or replacing wires, cables, conduits, vents, ducts, risers, pipes, HVAC equipment or plumbing equipment running in, to or through the Demised Premises; showing the Demised Premises to prospective purchasers or mortgagees and during the last year of this lease, prospective tenants; and posting notices of nonresponsibility.

     12.2 If requested in writing by Landlord, Tenant shall give Landlord a key for all of the doors for the Demised Premises, excluding Tenant's vaults, safes, files and private offices of Tenant's executives. Landlord shall have the right to use any and all means to open the doors to the Demised Premises in an emergency in order to obtain entry thereto without liability to Tenant therefor, except for Landlord's willful misconduct. Any entry to the Demised Premises by Landlord by any of the foregoing means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Demised Premises, or an eviction, partial eviction or constructive eviction of Tenant from the Demised Premises or any portion thereof, and shall not relieve Tenant of its obligations hereunder.


                                  ARTICLE 13.
                              SIGNS; STORE FRONTS

     13.1 Tenant shall not place or permit to be placed any signs upon (i) the roof, facade or windows of the Demised Premises, or (ii) the Common Areas or any exterior area of the Industrial Complex without Landlord's prior written approval which approval shall not be unreasonably withheld or delayed provided any proposed sign is placed only in those locations as may be designated by Landlord, and complies with the sign criteria promulgated by Landlord from time to time. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed upon the exterior or interior surface of any door or window or at any point inside the Demised Premises, on the exterior of the Industrial Complex if reasonably required in connection with any cleaning, maintenance or repairs to the Industrial Complex or which, in Landlord's reasonable opinion, is of such a nature as to not be in keeping with the standards of the Industrial Complex and if Tenant fails to do so, Landlord may without liability remove the same at Tenant's expense. Tenant shall comply with such reasonable regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the Industrial Complex.


                                  ARTICLE 14.
                                   UTILITIES


     14.1 Tenant shall obtain all water, electricity, sewerage, gas, telephone and other utilities directly from the public utility company furnishing same. Any meters required in connection therewith shall be installed at Tenant's sole cost. Tenant shall pay all utility deposits and fees, and all monthly service charges for water, electricity, sewage, gas, telephone and any other utility services furnished to the Demised Premises during the term of this lease. In the event any such utilities are not separately metered on the Commencement Date, then until such time as such services are separately metered, Tenant shall pay Landlord Tenant's equitable share of the cost of such services, as determined by Landlord. If for any reason the use of any utility is measured on a meter(s) indicating the usage of Tenant and other tenants of the Industrial Complex, Tenant and such other tenants shall allocate the cost of such utility amongst themselves and shall each be responsible for the payment of its allocable share. Landlord shall furnish and install all piping, feeders, risers and other connections necessary to bring utilities to the perimeter walls of the Demised Premises. Anything to the contrary notwithstanding, Tenant shall remain obligated for the payment of Tenant's pro-rata share of any heating costs and/or other utilities or services furnished to the Common Areas pursuant to Section 7.4.

     14.2 Tenant shall have the right to use the existing heating, air conditioning and ventilation equipment in the Demised Premises, if any. All such equipment shall be maintained, repaired and replaced, as necessary, by Tenant at its sole expense and shall be surrendered by Tenant to Landlord at the end of the term of this lease together with the Demised Premises. Landlord makes no representation or warranty as to the condition or capacity of such equipment. Landlord shall have no obligation whatsoever to provide the Demised Premises with any additional heat, air conditioning, ventilation or hot water.

     14.3 Landlord shall not be liable for any interruption whatsoever, nor shall Tenant be entitled to an abatement or reduction of rent on account thereof, in utility services not furnished by Landlord, nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or which are necessary or useful in connection with making any alterations, repairs or improvements. Notwithstanding anything to the contrary contained in this lease, if any utility services to the Demised Premises are interrupted due to the act or omission of Landlord, its authorized agents, or employees, and such utility is not substantially restored within five (5) business days, then the rent payable hereunder shall thereafter abate in proportion to the extent of the actual interference with Tenant's use of the Demised Premises, until such time as the affected utility has been restored.

     14.4 Tenant shall not install any equipment which exceeds or overloads the capacity of the utility facilities serving the Demised Premises.


                                  ARTICLE 15.
                              INSURANCE COVERAGES

     15.1 Landlord shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense (but subject to Article 6 above), causing the Industrial Complex to be insured under standard fire and extended coverage insurance (excluding hurricane and storm insurance unless readily obtainable at commercially reasonable rates) and liability insurance (plus whatever endorsements or special coverages Landlord, in its sole but reasonable discretion, may consider appropriate), to the extent necessary to comply with Landlord's obligations pursuant to other provisions of this lease. All payments for losses thereunder shall be made solely to Landlord. If the annual premiums charged to Landlord shall exceed the standard rates because Tenant's operations, the contents of the Demised Premises, or improvements made to the Demised Premises beyond standard improvements result in extra-hazardous exposure, Tenant shall pay the excess amount of the premium upon demand therefor by Landlord.

     15.2 Tenant shall procure and maintain throughout the term of this lease, at its sole cost and expense, all of the following insurance coverages:

          (a) Commercial General Liability Insurance, providing coverage for bodily injury (including death), property damage and products liability insurance (where such exposure exists). This policy shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Tenant's obligations under Section 16.2 and Article 21 hereof. Such insurance shall have a combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence, or such greater amount as Landlord may from time to time require. If Tenant uses vehicles, owned and non-owned, in any way to carry out business on or about the Industrial Complex, Tenant shall also maintain Motor Vehicle Liability Insurance; such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage.

          (b) Fire and extended coverage insurance covering Tenant's personal property, fixtures, improvements, wall coverings, floor coverings, window coverings, signs, alterations, furniture, furnishings, equipment, lighting, ceilings, heating, ventilation and air conditioning equipment and interior plumbing against loss or damage by fire, flood, windstorms, hail, earthquakes, explosion, riot, damage from aircraft and vehicles, smoke damage, vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, containing the waiver of subrogation required in Section 16.3 of this lease and in an amount equal to the greater of the full replacement value or the amount required by the holder of any mortgage from time to time placed upon the Industrial Complex or a portion of the Industrial Complex containing the Demised Premises, with business interruption insurance covering the Demised Premises. Replacement value is understood to mean the cost to replace without deduction for depreciation.

          (c) State Worker's Compensation Insurance in the statutorily mandated limits.

               (d) Employer's Liability insurance with limits of not less than One Hundred Thousand Dollars ($100,000) for bodily injury per accident and each disease, per employee, and a total combined limit for bodily injury in amounts not less than One Hundred Thousand ($100,000) per accident and Five Hundred ($500,000) per each disease, or such greater amount as Landlord may from time to time require.


               (e) Plate Glass Insurance.

It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this lease. All of the foregoing insurance policies (with the exception of Workers' Compensation Insurance to the extent not available under applicable law) shall name Landlord, GE Capital Investment Advisors, Inc., the Agent identified in Section 1.1(g), any mortgagee, the managing agent for the Industrial Complex, and such other parties as Landlord shall from time to time designate, as additional insureds as their respective interests may appear, through an ISO Additional Insured Endorsement CG20281185 or equivalent, and shall provide that any loss shall be payable to Landlord and such other additional insured parties as their respective interests may appear. All insurance required hereunder shall be placed with companies which are rated AVII or better by Best's Insurance Guide (or such other comparable publication if Best's is no longer published) and which are licensed to do business in the State of California. All such policies shall be written as primary policies with deductibles not to exceed the amount specified in Section 1.1(p) above; provided, however, that the deductible for the Plate Glass Insurance shall not exceed Two Hundred Fifty Dollars ($250). Any other policies, including Landlord's policy, will serve as excess coverage. Tenant shall deliver duplicate original copies of all such policies and all endorsements thereto (or certificates evidencing that the required insurance coverages and endorsements, including waiver of subrogation, are in full force and effect) to Landlord, prior to the Commencement Date, or, in the case of renewals thereto, fifteen
(15) days prior to the expiration of the prior insurance policy, together with evidence that (1) such policies are fully paid for, and (2) no cancellation, material change or non-renewal thereof shall be effective except upon thirty
(30) days' prior written notice by registered mail from the insurer to Landlord, as well as to Landlord's managing agent (at the address for the payment of rent set forth in Section 4.2 above). Whenever, in Landlord's reasonable judgment, good business practice or change in conditions indicate a need for additional or different types of insurance. Tenant shall, within fifteen (15) days of receipt of Landlord's request therefor, obtain the insurance at its own expense. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional rental hereunder the premium cost thereof plus interest at the maximum contractual rate (but in no event to exceed 1-1/2% per month) from the date of payment by Landlord until repaid by Tenant.

     15.3 In addition to the foregoing, Tenant shall obtain certificates of insurance evidencing Commercial General Liability insurance, including Completed Operations, Motor Vehicle Liability Insurance, Worker's Compensation Insurance and Employer's Liability Insurance in the amounts required above from any contractor or subcontractor engaged by Tenant for repairs or maintenance during the lease term.


                                  ARTICLE 16.
               WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION

     16.1 Landlord and Landlord's agents and employees shall not be liable to Tenant, nor to Tenant's employees, agents, contractors, subcontractors, invitees, subtenants, or licensees, nor to any other person whomsoever, for any injury to person or damage to property caused by the Demised Premises or other portions of the Industrial Complex becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, storms, electricity, or off leaking, escaping or flowing into the Demised Premises (except where due to Landlord's (1) willful failure to make repairs required to be made by Landlord hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs; or (2) gross negligence), nor shall Landlord be liable to Tenant, nor to Tenant's employees, agents, contractors, subcontractors, invitees, subtenants or licensees, nor to any other persons whomsoever, (or any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Industrial Complex or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord. Landlord shall not be held responsible in any way on account of any construction, repair or reconstruction (including widening) of any private or public roadways, walkways or utility lines.

     16.2 Landlord shall not be liable to Tenant or to Tenant's employees, agents, contractors, subcontractors, invitees, subtenants or licensees, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, it employees, agents, contractors, subcontractors, invitees, subtenants or licensees, or of any other person entering the Industrial Complex under express or implied invitation of Tenant (with exception of invitees in the Common Area), or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations under this lease; and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury. Furthermore, Tenant agrees to indemnify, defend and hold Landlord harmless from damage or injury. Furthermore, Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all liability, claims, demands, causes of action of any kind and nature arising or growing out of or in any way connected with Tenant's use, occupancy, management or control of the Demised Premises and Tenant's operations or activities in the Industrial Complex. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit referenced hereinabove at Tenant's expense by counsel reasonably satisfactory to Landlord in its sole discretion.

     16.3 Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other, or to any other party claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by a casualty which is insurable under standard fire and extended coverage insurance; provided, however, that this mutual waiver shall be applicable only with respect to a loss or damage occurring during the time when property insurance policies, which are readily available in the marketplace, contain a clause or permit an endorsement to the effect that any such release shall not adversely affect or impair the policy or the right of the insured party to receive proceeds under the policy; provided, further, that this release shall not be applicable to the portion of any damage which is not reimbursed by the damaged party's insurer because of the "deductible" in the damaged party's insurance coverage. The release specified in this Section 16.3 is cumulative with any releases or exculpations which may be contained in other provisions of this lease. Landlord and Tenant agree that all policies of insurance obtained by them pursuant to the terms of this lease shall contain provisions or endorsements thereto waiving the insurer's rights of subrogation with respect to claims against the other, and, unless the policies permit waiver of subrogation without notice to the Insurer, each shall immediately notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this lease.

                                  ARTICLE 17.
                              DAMAGES BY CASUALTY

     17.1 Tenant shall give immediate written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

     17.2 In the event that the Demised Premises shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and Landlord does not elect to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises; provided, however, in the event that such repair and rebuilding shall reasonably be expected to require more than two hundred and ten (210) days, Tenant shall have the right to terminate this lease upon written notice to Landlord delivered to Landlord within thirty (30) days of Tenant's receipt of Landlord's Election Notice (as defined below). In the event (a) the building in which the Demised Premises are located is destroyed or substantially damaged by a casualty not covered by Landlord's insurance, or (b) such building is destroyed or rendered untenantable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by Landlord's insurance, or (c) the holder of a mortgage, deed of trust or other lien on such building at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, or (d) the Demised Premises shall be damaged to the extent of fifty percent (50%) or more of the cost or replacement, then Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Demised Premises. Landlord shall give written notice to Tenant ("Landlord's Election Notice") of such election within sixty (60) days after the occurrence of such casualty and, if it elects to rebuild and repair, shall proceed to do so with reasonable diligence and at its sole cost and expense; provided, however, in the event that such repair and rebuilding shall reasonably be expected to require more than two hundred and ten (210) days, Tenant shall have the right to terminate this lease upon written notice to Landlord delivered to Landlord within thirty (30) days of tenant's receipt of Landlord's Election Notice. Provided, further, in the event
(i) of a fire or other casualty to the Demised Premises where Landlord has elected to rebuild the Demised Premises and Tenant has not terminated the lease pursuant to a termination right contained in this Section 17.2, and (ii) the Demised premises are not materially rebuilt by Landlord in accordance with
Section 17.3 below within two hundred and ten days (210) from the date of the casualty, then Tenant may provide Landlord with not less than thirty (30) days' prior written notice of its intent to terminate this lease ("Tenant's Termination Notice"). Provided, however, Tenant's right to terminate the lease shall be voided if the Demised Premises are materially rebuilt prior to the termination date set out in Tenant's Termination notice. In addition to the foregoing, Tenant shall have the right to terminate this lease upon written notice to Landlord in the event that a casualty to the building containing the Demised Premises during the last twelve (12) months of the lease term destroys or renders the Demised Premises untenantable to an extent in excess of thirty percent (30%) of the floor area thereof.

     17.3 Landlord's obligation to rebuild and repair under this Article 17 shall in any event be limited to restoring Landlord's Work, as described in the applicable exhibit attached to this lease (if such an exhibit is attached), to substantially the same condition in which the same existed prior to the casualty. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant, and, if an exhibit describing Tenant's Work is attached hereto, all items of Tenant's Work as described in such exhibit.

     17.4 Tenant agrees that during any period of reconstruction or repair of the Demised Premises, it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Landlord's repairs are completed, the minimum guaranteed rental, Real Estate Charges, Insurance Expenses and Common Area operation and maintenance costs shall be reduced to such extent as may be fair and reasonable under the circumstances.

     17.5 Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any successor or other law of like import.

                                  ARTICLE 18.
                                 EMINENT DOMAIN

     18.1 If more than thirty percent (30%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.

     18.2 If less than thirty percent (30%) of the floor area of the Demised Premises should be taken as aforesaid, this lease shall not terminate; however, the minimum guaranteed rental payable hereunder during the unexpired portion of this lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining premises or, if an exhibit describing Landlord's Work is attached to this lease, all necessary repairs within the scope of Landlord's Work as described in such exhibit, as the case may be, required to make the remaining portions of the Demised Premises an architectural whole, but in no event shall Landlord be required to expend an amount greater than the award actually received by Landlord in connection with such taking.

     18.3 If any part of the Common Area should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Industrial Complex shall be less than seventy percent (70%) of the area of the Common Area immediately prior to the taking. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

     18.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant as long as such separate award does not reduce the amount that would otherwise be awarded to Landlord.

     18.5 The rights contained in this Article 18 shall be Tenant's sole and exclusive remedy in the event of a taking or condemnation. Each party waives the provisions of Section 1265.130 and 1265.150 of the California Code of Civil Procedure and the provisions of any successor or other law of like import.

     18.6 Notwithstanding anything to the contrary, Landlord may terminate this lease with no further liability to Tenant if (i) fifty percent (50%) or more of the gross leasable area of the Industrial Complex is taken or (ii) if following any taking, Landlord's mortgagee elects to require Landlord to apply all or a portion of such award to the outstanding indebtedness.

                                  ARTICLE 19.
                           ASSIGNMENT AND SUBLETTING

     19.1 Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord. Landlord agrees that it will not withhold, delay or condition its consent in an unreasonable manner (as further explained in Section 30.4 of this lease); however, in determining whether or not to grant its consent, Landlord shall be entitled to take into consideration factors such as Landlord's desired tenant mix, the reputation and net worth of the proposed transferee, and the then current market conditions (including market rentals). In addition, Landlord shall also be entitled to charge Tenant a reasonable fee for processing Tenant's request. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. In all events, Landlord can refuse to consent to an assignment or sublease if there shall exist any uncured event of default of Tenant or a matter which will become a default with the passage of time. Notwithstanding the foregoing, Tenant may, without Landlord's prior written consent but otherwise subject to all of the provision of this Article 19 (except for Section 19.7), upon concurrent written notice to Landlord sublet the Demised Premises or assign this lease to the following parties (singularly, a "Permitted Assignee", collectively, "Permitted Assignees"): (i) a subsidiary, affiliate or corporation controlling, controlled by or under common control with Tenant, (II) a successor corporation related to

Tenant by merger, consolidation, nonbankruptcy reorganization, or government action, or (iii) a purchaser of substantially all of Tenant's assets, provided that in the case of a transfer set out in Items (ii) or (iii) above, the net worth of the surviving entity is equal to or greater than that of Tenant prior to the date of the transfer. Upon Landlords request, Tenant shall provide Landlord with such information as Landlord may reasonably require to confirm that Tenant's assertion as to a Permitted Assignee is in fact correct.

     19.2 If Tenant is a corporation, partnership or other entity and if at any time during the term of this lease the person or persons who own a majority of either the outstanding voting rights or the outstanding ownership interests of Tenant at the time of the execution of this lease cease to own a majority of such voting rights or ownership interests (except as a result of transfers by devise or descent), the loss of a majority of such voting rights or ownership interests shall be deemed an assignment of this lease by Tenant and, therefore, subject in all respects to the provisions of Section 19.1 above. The previous sentence shall not apply, however, if at the time of the execution of this lease, Tenant is a corporation and the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market.

     19.3 Notwithstanding anything to the contrary contained herein, and without prejudice to Landlord's right to require a written assumption from each assignee, any person or entity to whom this lease is assigned including, without limitation, assignees pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Paragraph 101, et seq. (the "Bankruptcy Code"), shall automatically be deemed, by acceptance of such assignment or sublease or by taking actual or constructive possession of the Demised Premises, to have assumed all obligations of Tenant arising under this lease effective as of the earlier of the date of such assignment or sublease or the date on which the assignee or sublessee obtains possession of the Demised Premises. In the event this lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall remain the exclusive property of Landlord and not constitute the property of Tenant or Tenant's estate within the meaning of the Bankruptcy Code. All such money or other consideration not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord.

     19.4 Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Tenant's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incidental thereto) exceeds the minimum guaranteed rental payable hereunder by Tenant, after deducting reasonable leasing commissions paid by Tenant in connection with such subletting, then fifty percent (50%) of such excess rent and other consideration shall be deemed additional rent owed by Tenant to Landlord, and shall be payable to Landlord by Tenant in the same manner and on the same terms as installments of minimum guaranteed rental are payable by Tenant hereunder (or upon Tenant's receipt thereof, whichever is earlier). If, with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the rental due and payable by the assignee, licensee or other transferee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incidental thereto) exceeds the minimum guaranteed rental payable hereunder by Tenant, then all of such excess rent and other consideration shall be deemed additional rent owed by Tenant to Landlord, and shall be payable to Landlord by Tenant in the same manner and on the same terms as installments of minimum guaranteed rental are payable by Tenant hereunder (or upon Tenant's receipt thereof, whichever is earlier). Finally, in the event of an assignment or subletting, it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind; and upon election by Landlord such rentals shall be paid directly to Landlord as specified in Section 4.2 of this lease (to be applied as a credit and offset to Tenant's rental obligation).

     19.5 Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Demised Premises.

     19.6 In the event of the transfer and assignment by Landlord of its interest in this lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest and Landlord shall thereby be discharged of any further obligation relating thereto.

     19.7 Notwithstanding anything to the contrary contained herein, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this lease, or in the case of a proposed subletting of less than the entire Demised Premises for substantially all of the remaining term of this lease, to recapture the portion of the Demised Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord giving Tenant written notice within twenty (20) days following Landlord's receipt of Tenant's written notice as required above. If this lease shall be terminated with respect to the entire Demised Premises, the term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this lease for the expiration of the term. If Landlord recaptures only a portion of the Demised Premises, the minimum guaranteed rental during the unexpired term shall abate, proportionately, based on the minimum guaranteed rental due as of the date immediately prior to such recapture.

     19.8 Tenant hereby waives any suretyship defenses it may now or hereafter have to an action brought by Landlord including those contained in Sections 2787 through 2856, inclusive, 2899 and 3433 of the California Civil Code, as now or hereafter amended, or similar laws of like import.

     19.9 Landlord and Tenant expressly agree that Tenant shall be permitted, upon written notice to Landlord, to sublet the warehouse portion of the Demised Premises (not to exceed 12,960 rentable square feet or a term running beyond April 30, 2002) to Nanometrics, Inc. ("Nanometrics"), another tenant of the Industrial Complex, subject to the following: If the rental or other consideration payable by Nanometrics to Tenant exceeds the minimum guaranteed rental payable hereunder by Tenant, after deducting reasonable leasing commissions paid by Tenant, then fifty percent (50%) of all such excess rent and other consideration shall be deemed additional rent owed by Tenant to Landlord and shall be payable to Landlord by Tenant in the same manner and on the same terms as installments of minimum guaranteed rental are payable by Tenant hereunder (or upon Tenant's receipt thereof, whichever is earlier).


                                  ARTICLE 20.
                      SUBORDINATION; ATTORNMENT; ESTOPPELS

     20.1 Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Industrial Complex or any portion of the Industrial Complex which includes the Demised Premises, and to any renewals, modifications and extensions thereof and this subordination shall be self operative and no further instrument of subordination is needed. Tenant agrees that any mortgagee shall have the right at any time to subordinate its mortgage, deed of trust or other lien to this lease; provided, however, notwithstanding that this lease may be (or is made to be) superior to a mortgage, deed of trust or other lien, the mortgagee shall not be liable for prepaid rentals, security deposits and claims accruing during or with respect to Landlord's ownership, any amendment or modification made to this lease without its prior written consent or any offsets or claims against Landlord; further provided that the provisions of a mortgage, deed of trust or other lien relative to the right of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and provisions relative to proceeds arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Industrial Complex as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request. If the holder of any mortgage, indenture or deed of trust or similar instrument (each a "Mortgagee") succeeds to Landlord's interest in the Demised Premises, Tenant shall, upon request of any such Mortgagee, automatically become the tenant of and attorn to and recognize such Mortgagee as the landlord under this lease and will pay to it all rents and other amounts payable by Tenant under this lease, in accordance with the applicable terms of this lease. Notwithstanding that the foregoing provisions of this Section are self-operative, upon request of Landlord or any Mortgagee, Tenant shall execute and deliver to Landlord and to such Mortgagee a subordination and attornment agreement in recordable form confirming the foregoing and otherwise in form and substance acceptable to Landlord and such Mortgagee.

     20.2 Tenant may not exercise any remedies for default by Landlord hereunder unless and until Landlord and the holder(s) of any indebtedness secured by mortgage, deed of trust or other lien on the Demised Premises shall have received written notice of such default and a reasonable time (not less than 90 days) shall thereafter have elapsed without the default having been cured.

     20.3 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (and to a party[ies] designated by Landlord), which statement shall identify Tenant and this lease, shall certify that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this Lease (or if Landlord is in default, specifying any default), shall confirm Tenant's agreements contained above in this Article 20, and shall contain such other information or confirmations as Landlord may reasonably require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant.


                                  ARTICLES 21.
                            TENANT'S INDEMNIFICATION

     21.1 Except to the extent such claims or liabilities arise out of the gross negligence or willful misconduct of Landlord or any of the Indemnitees, Tenant shall indemnify, defend and hold harmless Landlord, Landlord's asset manager, Landlord's subasset manager, Landlord's partners, any subsidiary or affiliate of Landlord and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of any of the foregoing (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, judgments, costs and expenses, and all losses and damages (including consequential and punitive damages) arising from Tenant's use of the Demised Premises or from the conduct of its business or from any activity, work, or other acts or things done, permitted or suffered by Tenant in or about the Demised Premises, and shall further indemnify, defend and hold harmless the Indemnitees from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease, or arising from any act, omission or negligence or willful or criminal misconduct of Tenant, or any officer, agent, employee, independent contractor, guest, or invitee thereof, and from all costs, reasonable attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim or any action or proceeding which may be brought against, out of or in any way related to this lease. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its sole discretion. As a material part of the consideration to Landlord for this lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Demised Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord except to the extent resulting from Landlord's gross negligence or willful misconduct. Tenant shall give immediate notice to Landlord in case of casualty or accidents in the Demised Premises. The provisions of this Article 21 shall survive the expiration or sooner termination of this lease.

     21.2 All personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, shall be stored at the sole risk of Tenant. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Industrial Complex or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the act or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant, except personal injury or property damage caused by or due to the gross negligence or willful misconduct of Landlord. Landlord or its agents shall not be liable for interference with the electrical service, ventilation, or for any latent defect (subject to Landlord's repair obligation contained in Paragraph 6 of Exhibit "B") in the Demised Premises.

     21.3 The parties hereto acknowledge that all or a part of the Demised Premises may be used for the storage and shipment of goods not owned by Tenant, and Landlord is not willing to enter into this lease unless Tenant indemnifies the Indemnitees to Landlord's satisfaction from any liability on the part of the Indemnitees to the owner(s) of such goods for damage to the same arising out of any acts or omissions of the Indemnitees. As a material inducement to Landlord to enter into this lease, except to the extent such claims or liabilities arise out of the gross negligence or willful misconduct of Landlord or any of the Indemnitees, Tenant agrees to defend, indemnify and hold the Indemnitees harmless from and against any and all losses, claims, liabilities, obligations and damages imposed upon or incurred or asserted against the Indemnitees by reason of damage to goods of persons storing such goods with Tenant, notwithstanding the fact that such losses, claims, liabilities, obligations or damages may have been caused by the acts or omissions of Landlord. Tenant agrees that at all times during which it shall store goods not owned by it in the Demised Premises, it shall insure the Indemnity described under this Section 21.3 in a manner reasonably satisfactory to Landlord. Landlord shall not be deemed a bailee, consignee, or warehouseman (or responsible for the standard of care incidental thereto) with respect to any goods stored or shipped to or from the Demised Premises for consignment or bailment and Tenant shall insert a clause to that effect in all warehouse receipts or consignment agreements for the storage or shipment of goods to or from the Demised Premises.

                                  ARTICLE 22.
                         DEFAULT BY TENANT AND REMEDIES

     22.1 The continuance beyond expiration of any applicable notice and cure periods (as set out below) of the following events shall be deemed to be events of default by Tenant under this lease:

          (a) Tenant shall fail to pay any installment of rental or any other obligation under this lease involving the payment of money on the date such payment shall become due and payable.

          (b) Tenant shall fail to comply with any provision of this lease, other than as described in subsection (a) above, and Tenant shall either
     (i) not cure such failure within fifteen (15) days after written notice thereof to Tenant (or, where such default is not capable of being cured within such fifteen (15) day period, Tenant shall fail to commence said cure within such fifteen (15) day period and, using best efforts, diligently bring such cure to completion; provided, however, in no event shall Tenant have more than ninety (90) days to cure any such default); or
     (ii) cure that particular failure but shall again fail to comply with the same provision of this lease within three (3) months after Landlord's written notice; provided, however, that any such notice where prepared and delivered in accordance with Section 1161, et seq., of the California Code of Civil Procedure shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure.

          (c) Tenant or any guarantor of Tenant's obligations under this lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (d) Tenant or any guarantor of Tenant's obligations under this lease shall file a petition under any section or chapter of the federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this lease thereunder.

          (e) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this lease.

          (f) Tenant shall desert or vacate or shall commence to desert or vacate the Demised Premises or any substantial portion of the Demised Premises or at any time prior to the last month of the lease term shall remove or attempt to remove, without the prior written consent of Landlord, all or a substantial amount of Tenant's goods, wares, equipment, fixtures, furniture, or other personal property.

          (g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or upon all or any part of the Industrial Complex.

          (h) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenant's business or in good faith for equivalent consideration, or with Landlord's consent.

          (i) The default of any guarantors of Tenant's obligations hereunder under any guaranty of this Lease, or the attempted repudiation or revocation of any such guaranty.

     22.2 Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies to the extent permitted by law:

          (a) Without any further notice or demand whatsoever, Tenant shall be obligated to reimburse Landlord for the damages suffered by Landlord as a result of the event of default, plus interest on such amount at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month); and Landlord may pursue a monetary recovery from Tenant.

          (b) Without any further notice or demand whatsoever, Landlord may take any one or more of the actions permissible at law to insure performance by Tenant of Tenant's covenants and obligations under this lease. In this regard, and without limiting the generality of the immediately preceding sentence, it is agreed that if Tenant fails to open for business as required in this lease or, having opened for business, deserts or vacates the Demised Premises, Landlord may enter upon and take possession of such premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this lease, without any obligation to relet; however, if Landlord does, at its sole discretion, elect to relet the Demised Premises, such action by Landlord shall not be deemed an acceptance of Tenant's surrender of the Demised Premises unless Landlord expressly notifies Tenant of such acceptance in writing pursuant to this subsection (b), Tenant hereby acknowledging that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agreeing to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this lease and that actually collected by Landlord. In the event that Landlord shall elect to relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than rent) due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including brokerage commissions); third, to the payment of the cost of any alterations and repairs to the Demised Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should reletting, during any month to which such rent is applied, result in the actual payment of rentals at less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting. Finally, it is agreed that in the event of any default described in subsection (g) of Section 22.1 of this lease, Landlord may pay or bond around such lien, whether or not contested by Tenant; and in such event Tenant agrees to reimburse Landlord on demand for all costs and expenses incurred in connection with any such action, with Tenant further agreeing that Landlord shall in no event be liable for any damages or claims resulting from such action. No action or inaction by Landlord including, without limitation, the re-entry or taking of possession of the Demised Premises by Landlord pursuant to this Section 22.2(b) shall be construed as an election to terminate this lease or as interference with Tenant's rights of possession, assignment or subletting unless a written notice of such election shall be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord, Landlord may, at any time after such reletting, elect to terminate this lease for any such default.

          (c) Landlord may terminate this lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord. In the event that Landlord shall elect to so terminate this lease, then Landlord may recover from Tenant:

               (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves reasonably could be avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course would be likely to result therefrom, plus

               (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

          As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Demised Premises after any termination of this lease.

          (d) In addition to all other rights and remedies provided Landlord in this lease and by law, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue the lease in effect after Tenant's breach and abandonment and recover rent as it becomes due if Tenant has the right to sublet or assign the lease, subject to reasonable limitations).

     22.3 It is expressly agreed that in determining "the unpaid rent" as that term is used throughout subsections 22.2(c)(i) and 22.2(c)(ii) above, there shall be added to the minimum guaranteed rental (as specified in Sections 1.1(i) and 4.1 of this lease) a sum equal to the unpaid and in default charges for maintenance of the Common Area charges (as specified in Section 7.4 of this lease), and the payments for taxes, charges and insurance (as specified in
Article 6 of this lease).

     22.4 It is further agreed that, in addition to payments required pursuant to subsections 22.2(b) and 22.2(c) above, Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including, among other expenses, any increase in insurance premiums caused by the vacancy of the Demised Premises), all expenses incurred by Landlord in reletting (including, among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant upon reletting (including, among other concessions, renewal options), all losses incurred by Landlord as a direct or indirect result of Tenant's default (including, among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the industrial Complex) and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law.

     22.5 Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.

     22.6 If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees incurred by Landlord in such connection.

     22.7 Tenant acknowledges its obligation to deposit with Landlord the sum stated in Section 1.1(n) above, to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Tenant agrees that such deposit may be commingled with Landlord's other funds and that such security deposit is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such security deposit shall be returned by Landlord to Tenant upon termination of this lease (subject to the provisions of Section 19.5 above).

     22.8  (a)  In the event of any default described in subsection (d) of
     Section 22.1 of this lease, any assumption and assignment must conform with the requirements of the Bankruptcy Code and, in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this lease is effective: (i) all defaults under subsection (a) of Section 22.1 of this lease must be cured within ten (10) days after the date of assumption; (ii) all other defaults under Section 22.1 of this lease other than under subsection (d) of Section 22.1 must be cured within fifteen (15) days after the date of assumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and
     (iv) Landlord must receive within ten (10) days after the date of assumption a security deposit in the amount of six (6) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption) and an advance prepayment of minimum guaranteed rent in the amount of three (3) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month following the assumption), both sums to be held by Landlord in accordance with Section 22.7 above and deemed to be rent under this lease for the purposes of the Bankruptcy Code as amended and from time to time in effect.

          (b) In the event this lease is assumed in accordance with the requirements of the Bankruptcy Code and this lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with (i) a financial statement of the proposed assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this lease.

                                  ARTICLE 23.
                    LANDLORD'S CONTRACTUAL SECURITY INTEREST

     23.1 In addition to the statutory Landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in rent as well as any and all other undisputed sums of money then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this lease at least five (5) days before the time of sale. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Demised Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five
(5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Tenant hereby agrees that a carbon, photographic or other reproduction of this lease shall be sufficient to constitute a financing statement. Tenant nevertheless agrees that upon request by Landlord, Tenant will execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the California Uniform Commercial Code, as well as any other state the laws of which Landlord may at any time consider to be applicable; moreover, Landlord is hereby irrevocably vested with a power of attorney from Tenant to execute any and all such financing statements on behalf of Tenant.

     23.2 Notwithstanding Section 23.1, Landlord agrees that it will subordinate its security interest and landlord's lien to the security interest of Tenant's supplier or institutional financial source for as long as the rental account of Tenant under this lease is current (or is brought current), provided that Landlord approves the transaction as being reasonably necessary to Tenant's operations at the Demised Premises, and further provided that the subordination must be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction.

                                  ARTICLE 24.
                                 HOLDING OVER

     24.1 In the event Tenant remains in possession of the Demised Premises after the expiration of this lease and without the execution of a new lease or an amendment hereto, it shall be deemed to be occupying said premises as a tenant from month to month at a rental equal to the rental herein provided plus one hundred percent (100%) of such amount and otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy. Neither any provision hereof nor acceptance by Landlord of rent after such expiration or earlier termination shall be deemed a consent to a holdover hereunder or result in a renewal of this lease or an extension of the term. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Demised Premises upon the expiration of the term of this lease or upon the earlier termination hereof, the right to reenter the Demised Premises, and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holding over, and (ii) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Demised Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this lease.

                                  ARTICLE 25.
                                    NOTICES

     25.1 Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not, when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out in Section 1.1 above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice.

     25.2 If and when included within the term "Landlord" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notice and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment. In addition, Tenant agrees that actions by Landlord and notices to Tenant hereunder may be taken or given by Agent, Landlord's attorney, or any other property manager or agent.

     25.3 A copy of any notice or document required or permitted to be delivered hereunder to Landlord shall simultaneously be delivered to Agent.

                                  ARTICLE 26.
                                  COMMISSIONS

     26.1 Tenant and Landlord warrant that they have had no dealings with any broker or agent in connection with this lease, other than Agent and Tenant's Brokers. Landlord and Tenant covenant to pay, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any other broker or agent utilized by the indemnitor with respect to this lease or the negotiation hereof. Landlord shall pay the commissions of Agent and Tenant's Brokers in connection with this lease in accordance with the terms of separate agreements to be entered into between such parties with respect thereto.

                                  ARTICLE 27.
                                  REGULATIONS


     27.1 Landlord and Tenant acknowledge that there are now in effect and may hereafter be enacted or go into effect federal, state, county and municipal laws, orders, rules, directives and regulations relating to or affecting the Demised Premises or the Industrial Complex, concerning the impact on the environment of construction, land use, maintenance and operation of structures, toxic or otherwise hazardous substances, and the conduct of business, including, without limitation, the Americans With Disabilities Act of 1990 and the Clean Air Act and regulations issued thereunder (all of the foregoing, as amended from time to time, being herein called the "Regulations"). Tenant will not cause or permit to be caused, any act or practice, by negligence, omission or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said Regulations. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Industrial Complex or the Demised Premises pursuant to said Regulations or any charges imposed upon Tenant, Tenant's customers or other invitees pursuant to same.

     27.2 If, by reason of any Regulations, the payment to, or collection by, Landlord of any rental or other charge (collectively referred to hereinafter as "Lease Payments") payable by Tenant to Landlord pursuant to the provisions of this lease is in excess of the amount (the "Maximum Charge") permitted by the Regulations, then Tenant, during the period (the "Freeze Period") when the Regulations shall be in force and effect shall not be required to pay, nor shall Landlord be permitted to collect, any sum in excess of the Maximum Charge. Upon the earlier of (i) the expiration of the Freeze Period, or (ii) the issuance of a final order or judgment of a court of competent jurisdiction declaring the Regulations to be invalid or not applicable to the provisions of this lease, Tenant, to the extent not then proscribed by law, and commencing with the first day of the month immediately following, shall pay to Landlord as additional rental, in equal monthly installments during the balance of the term of this lease, a sum equal to the cumulative difference between the Maximum Charges and the Lease Payments during the Freeze Period. If any provisions of this Section, or the application thereof, shall to any extent be declared to be invalid and unenforceable, the same shall not be deemed to affect any of the other provisions of this Section or of this lease, all of which shall be deemed valid and enforceable to the fullest extent permitted by law.

     27.3 Tenant acknowledges that it will be wholly responsible for any accommodations or alterations which need to be made to the Demised Premises to accommodate disabled employees and customers of Tenant, including without limitation, the requirements under the Americans With Disabilities Act of 1990, as amended from time to time ("ADA") and any equivalent California law. Any alterations made to the Demised Premises in order to comply with either statute must be made solely at Tenant's expense and in compliance with all terms and requirements of this lease. Notwithstanding the foregoing, Landlord shall be responsible for alterations to the restrooms of the Demised Premises required by ADA to the extent such alterations are triggered by the Leasehold Improvements to be constructed by Landlord pursuant to Exhibit "B". Landlord agrees to make reasonable efforts to ensure that the Common Area is in compliance with the applicable disability access laws as of the date hereof. If a complaint is received by Landlord from either a private or government source regarding disability access to the Common Area of the Industrial Complex, Landlord reserves the right to mediate, contest, comply with or otherwise respond to such complaint as Landlord deems to be reasonably prudent under the circumstances. If Landlord decides to make alterations to the Common Area of the Industrial Complex in response to any such complaints or in response to legal requirements Landlord considers to be applicable to the Common Area of the Industrial Complex, the cost of such alterations shall be included in the Common Area maintenance charge under this lease. Landlord and Tenant agree that so long as the governmental entity or entities charged with enforcing such statutes have not expressly required Landlord to take specific action to effectuate compliance with such statutes, Landlord shall be conclusively deemed to be in compliance with such statutes. Tenant agrees to provide Landlord with written notice should Tenant become aware of a violation of such statutes with respect to the Common Area. In the event Landlord is required to take action to effectuate compliance with such statutes, Landlord shall have a reasonable period of time to make the improvements and alterations necessary to effectuate such compliance, which period of time shall be extended by any time necessary to cause any necessary improvements and alterations to be made.


                                  ARTICLE 28.
                              HAZARDOUS MATERIALS

     28.1 During the term of this lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 28.7 hereof) applicable to the operation or use of the Demised Premises, will cause all other persons occupying or using the Demised Premises to comply with all such Environmental Laws and Environmental Permits, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance, and will obtain and renew all Environmental Permits required for the operation or use of the Demised Premises.

     28.2 Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 28.7 hereof) on the Demised Premises, or the Industrial Complex, or transport or permit the transportation of Hazardous Materials to or from the Demised Premises or the Industrial Complex except for limited quantities used or stored at the Demised Premises and required in connection with the routine operation and maintenance of the Demised Premises, and then only upon the written consent of Landlord and in compliance with all applicable Environmental Laws and Environmental Permits.

     28.3 At any time and from time to time during the term of this lease, Landlord may perform, at Tenant's sole cost and expense where landlord has good faith reason to believe that tenant has violated article 28, an environmental site assessment report concerning the Demised Premises, prepared by an environmental consulting firm chosen by Landlord, indicating the presence or absence of Hazardous Materials caused or permitted by Tenant and the potential cost of any compliance, removal or remedial action in connection with any such Hazardous Materials on the Demised Premises. Tenant shall grant and hereby grants to Landlord and its agents access to the Demised Premises and specifically grants Landlord an irrevocable non-exclusive license to undertake such an assessment; and the cost of such assessment shall be immediately due and payable on demand.

     28.4 Tenant will immediately advise Landlord in writing of any of the following: (1) any pending or threatened Environmental Claim (as defined in Section 28.7 hereof) against Tenant relating to the Demised Premises or the Industrial Complex; (2) any condition or occurrence on the Demised Premises or the Industrial Complex that (a) results in noncompliance by Tenant with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against Tenant or Landlord or the Demised Premises; (3) any condition or occurrence on the Demised Premised or any property adjoining the Demised Premises that could reasonably be anticipated to cause the Demised Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of the Demised Premises under any Environmental Law; and (4) the actual or anticipated taking of any removal or remedial action by Tenant in response to the actual or alleged presence of any Hazardous Material on the Demised Premises or the Industrial Complex. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Tenant's response thereto. In addition, Tenant will provide Landlord with copies of all communications regarding the Demised Premises with any government or governmental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Landlord.

     28.5 Tenant will not change or permit to be changed the present use of the Demised Premises unless Tenant shall have notified Landlord thereof in writing and Landlord shall have determined, in its sole and absolute discretion, that such change will not result in the presence of Hazardous Materials on the Demised Premises except for those described in Section 28.2 above.

      28.6 (a) Tenant agrees to defend, indemnify and hold harmless the indemnitees (as defined in Section 21.1) from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such indemnitees directly or indirectly based on, or arising or resulting from
      (a) the actual or alleged presence of Hazardous Materials on the Industrial Complex which is caused or permitted by Tenant and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Demised Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Article 28 shall survive the expiration or sooner termination of this lease.

            (b) To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy, Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by the indemnitees.

            (c) All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the lesser of (i) eighteen (18%) percent per annum, or (ii) the maximum legal rate of interest allowed in the State of California, from the date so paid or incurred until reimbursed by Tenant, and all such sums and costs shall be immediately due and payable on demand.

     28.7 (a) "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure to which is regulated by any governmental authority; (b) "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. sub-section 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. sub-section 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. sub-section 1801 et seq.; the Clean Water Act, 33 U.S.C. sub-section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. sub-section 2601 et seq.; the Clean Air Act, 42 U.S.C. sub-section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. sub-section 300f et seq.; the Atomic Energy Act, 42 U.S.C. sub-section 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. sub-section 136 et seq.; and the Occupational Safety and Health Act, 29 U.S.C. sub-section 651 et seq.; (c) "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; and (d) "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

                                  ARTICLE 29.
                             INTENTIONALLY DELETED

                                  ARTICLE 30.
                                 MISCELLANEOUS

     30.1 Nothing in this lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     30.2 Tenant shall not for any reason withhold or reduce Tenant's required payments of rentals and other charges provided in this lease, it being agreed that the obligations of Landlord under this lease are independent of Tenant's obligations except as may be otherwise expressly provided. The immediately preceding sentence shall not be deemed to deny Tenant the ability of pursuing all rights granted it under this lease or at law; however, at the direction of Landlord, Tenant's claims in this regard shall be litigated in proceedings different from any litigation involving rental claims or other claims by Landlord against Tenant (i.e., each party may proceed to a separate judgment without consideration, counterclaim or offset as to the claims asserted by the other party).

     30.3 The liability of Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Industrial Complex, and Tenant agrees to look solely to Landlord's interest in the Industrial Complex for the recovery and satisfaction of any judgment against Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, and employees.

     30.4 In all circumstances under this lease where the prior consent of one party (the "consenting party"), whether it be Landlord or Tenant, is required before the other party (the "requesting party") is authorized to take any particular type of action, such consent shall not be withheld in a wholly unreasonable and arbitrary manner; however, the requesting party agrees that its exclusive remedy if it believes that consent has been withheld improperly (including, but not limited to, consent required from Landlord pursuant to Section 19.1) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party hereby waiving any claim for damages, attorneys' fees or any other remedy unless the consenting party refuses to comply with a court order or judgment requiring it to grant its consent).

     30.5 Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

     30.6 If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

     30.7   Intentionally Deleted.

     30.8 The laws of the State of California shall govern the interpretation, validity, performance and enforcement of this lease. Venue for any action under this lease shall be the county in which rentals are due pursuant to Section 4.2 and Section 1.1 of this lease.

     30.9 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

     30.10 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

     30.11 All covenants and obligations contained within this lease shall bind and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its permitted successors and assigns. If either party is a corporation (including any form of professional association), then each individual executing or attesting this lease on behalf of such corporation covenants, warrants and represents that he is duly authorized to execute or attest and deliver this lease on behalf of such corporation. If either party is a partnership (general or limited) or limited liability company, then each individual executing this lease on behalf of the partnership or company hereby covenants, warrants and represents that he is duly authorized to execute and deliver this lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

     30.12 This lease contains the entire agreement between the parties, and no rights are created in favor of either party other than as specified or expressly contemplated in this lease. No brochure, rendering, information or correspondence shall be deemed to be a part of this agreement unless specifically incorporated herein by reference. In addition, no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

     30.13 LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION OR PROMISE OF THE OTHER, OR OF THE AGENT, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS LEASE.

     30.14 No waiver of any of the terms, covenants, provisions, conditions, rules and regulations imposed by this lease, and no waiver of any legal or equitable relief or remedy, shall be implied by the failure of Landlord to assert any rights, declare any forfeiture, or for any other reason. No waiver of any of the terms, provisions, covenants, conditions, rules and regulations shall be valid unless it shall be in writing signed by Landlord. No waiver by Landlord or forgiveness of performance by Landlord for one or more tenants shall constitute a waiver or forgiveness of performance in respect to Tenant. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval under this lease shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this lease shall be deemed an acceptance of a surrender of the Demised Premises, unless in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of this lease or a surrender of the Demised Premises. The acceptance of any rent by Landlord following a breach of this lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in a writing signed by Landlord.

     30.15 Tenant shall deliver and surrender to Landlord possession of the Demised Premises (including all of Tenant's permanent work upon and to the Demised Premises, all replacements and all fixtures permanently attached to the Demised Premises) immediately upon the expiration of the term or the termination of this lease in as good condition and repair as the same were on the delivery date (loss by any insured casualty and ordinary wear and tear only excepted) and deliver the keys at the office of Landlord or Landlord's agent; provided, however, that upon Landlord's request made at least thirty (30) days prior to the end of the term, or the date Tenant is otherwise required to vacate the Demised Premises, Tenant shall remove all fixtures and equipment affixed to the Demised Premises by Tenant, and repair and restore the Demised Premises to their condition on the delivery date (loss by an insured casualty and ordinary wear and tear only excepted), at Tenant's sole expense. The removal shall be performed prior to the earlier of the end of the term or the date Tenant is required to vacate the Demised Premises.

     30.16 Tenant shall not record this lease. Without the prior written consent of Landlord, Tenant shall not record any memorandum of this lease, short form or other reference to this lease.

     30.17 The submission of this lease for examination does not constitute a reservation of or option for the Demised Premises or any other space in the Industrial Complex, and shall not vest any right in Tenant. This lease shall become effective as a lease only upon its execution and delivery by the parties.

     30.18 LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE DEMISED PREMISES INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR
ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER INTO AND ACCEPT THIS LEASE.

     30.19 This lease consists of thirty Articles and Exhibits "A" through "H". With the exception of Article 7, in the event any provision of an exhibit shall be inconsistent with a provision in the body of the lease, the provision as set forth in the exhibit shall be deemed to control.

     EXECUTED as of the latest date accompanying a signature by Landlord or Tenant below.

LANDLORD:               MP ARQUES, INC.,
                        a Delaware corporation

                        By: GE CAPITAL INVESTMENT ADVISORS, INC., its agent

                            By: /s/ John F. Donahue
                            Name: John F. Donahue
                            Title: Vice President

                        Date of Signature: 12/28/99

                        Taxpayer Identification No.: 33-0666682

TENANT:                 MOLECULAR DYNAMICS, Inc.,
                        a Delaware corporation

                        By: /s/ Peter B. Coggins
                        Name: Peter B. Coggins
                        Title: President

                        By: /s/ Bruce K. Leisz
                        Name: Bruce K. Leisz
                        Title: V.P. Operations

                        Date of Signature: 12/23/99

                        Taxpayer Identification No.: 943050031

                                  EXHIBIT "A"

                                DEMISED PREMISES
                                ----------------



                           [CAD DRAWING OF PROPERTY]

                                  EXHIBIT "B"

                     WORK LETTER FOR LEASEHOLD IMPROVEMENTS

     It is agreed that Landlord will complete construction of the initial Demised Premises in accordance with the following terms and provisions:

     1. Within ten (10) days of full execution and delivery of this lease by Landlord and Tenant, Tenant shall submit to Landlord for Landlord's approval preliminary space plans (the "Preliminary Space Plans") Based on the Preliminary Space Plans, Landlord shall cause to be constructed in the Demised Premises certain leasehold improvements (the "Leasehold Improvements") in accordance with detailed plans and specifications (the "Plans") approved by Tenant and Landlord (the "Plans"), which approvals shall not be unreasonably withheld, conditioned or delayed by either party. Landlord shall cause the Plans to be prepared, at Tenant's cost, by a registered professional architect and mechanical and electrical engineer(s) to be selected by Landlord and approved by Tenant (such approval to not be unreasonably withheld). Landlord shall furnish the initial draft of the Plans to Tenant for Tenant's review and approval. Within five (5) days following Tenant's receipt of the Plans, Tenant shall either provide comments to such Plans or approve the same. If Tenant fails to provide such approval or comments within such time period, the Plans shall be deemed approved by Tenant. If Tenant timely provides comments to the initial draft of the Plans, Landlord shall promptly provide revised Plans to Tenant incorporating Tenant's comments. Within five (5) days of receipt of such revised Plans, Tenant shall again either provide comments to such Plans or approve the same. The process described above shall be repeated, if necessary, until the Plans have been finally approved by Tenant.

     2. Following the approval in writing by Landlord and Tenant of the Plans, Landlord shall construct the Leasehold Improvements in accordance with the Plans. At such time, Landlord shall also provide to Tenant a non-binding good faith estimate of the cost of the Leasehold Improvements (including architect's and contractor's fees). The cost of the Leasehold Improvements for the purpose of billing shall equal the cost to Landlord of designing and constructing such Leasehold Improvements (including any architect's fee, any contractor's fee and the cost of supervision and coordination).

     3. All costs and expenses incurred in the construction of the Leasehold Improvements shall be borne by Tenant (and are hereinafter referred to as "Tenant's Costs"); provided, however, that Landlord shall advance to Tenant an amount up to Five Hundred Forty-eight Thousand Seven Hundred Thirty-six Dollars ($548,736.00) (the "Tenant Improvement Allowance") toward the costs incurred for the construction of the Leasehold Improvements. Any excess ("Excess") of Tenant's Costs over the Allowance shall be payable as follows:

           (a) Tenant shall pay, within five (5) days from delivery of Landlord's invoice to Tenant therefor, to Landlord prior to the commencement of construction of the Leasehold Improvements, an amount equal to fifty percent (50%) of such Excess (as then estimated by Landlord);

           (b) After substantial completion of the Leasehold Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord, within five (5) days from delivery of Landlord's invoice to Tenant therefor, an amount equal to eighty percent (80%) of the Excess as then estimated by Landlord, less payments received by Landlord according to (a) above;

           (c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay to Landlord, within five (5) days from delivery of Landlord's invoice to Tenant therefor, the entire unpaid balance of the actual Excess based on the final costs to Landlord as described in Paragraph 2 hereof.

The amounts payable hereunder shall constitute rent due pursuant to this ease at the times specified herein and failure to make any such payments when due shall constitute an event of default under this Lease, entitling Landlord to all of its remedies hereunder as well as all remedies otherwise available to Landlord.

     4. If Tenant requests any changes in the Leasehold Improvements, Tenant shall present Landlord with revised drawings and specifications for Landlord's approval, which approval will not be unreasonably withheld. If Landlord approves such changes, Landlord shall incorporate such changes in the Leasehold Improvements following Landlord's receipt of a change order therefor executed by Tenant. Landlord, however, may require, prior to proceeding with any changes, additional cash advances against the Excess in the event Landlord determines that Tenant's proposed changes will increase the amount of the Excess.

     5. Should Landlord be delayed in substantially completing the work to be performed hereunder as a result of (i) Tenant's failure to approve the Plans as provided in Paragraph 1 hereof or (ii) Tenant's requests for changes in the Plans which delay said work or (iii) the performance of any work contemplated herein by a contractor or agent employed by Tenant (any such contractor or agent being subject to the prior written approval of Landlord) or (iv) any other delay caused by Tenant, its agents or employees, then Tenant's obligation to pay rent under the lease shall nevertheless commence on the date specified in Section 1(j) of this lease and the Commencement Date under this Lease shall not be delayed pursuant to Article 3 of this lease, unless such delays for which Tenant is responsible are in addition to delays for which Landlord is responsible, in which case the Commencement Date and rental commencement date under this lease shall be extended for the period of delays for which Landlord was responsible.

     6. Landlord hereby agrees that to the extent it acts as contractor hereunder, Landlord will commence or cause the commencement of the construction of the Leasehold Improvements as promptly as is reasonably possible and will proceed with due diligence to perform or cause such work to be performed in a good and workmanlike manner. Landlord warrants to Tenant that all materials and equipment furnished in constructing the portion of the Leasehold improvements constructed by Landlord will be of good quality, free from faults and defects; provided, however, Tenant's sole remedy for any breach of the above warranty shall be that Landlord, for a period of twelve (12) months after substantial completion of such work, at its sole cost and expense, will make all necessary repairs, replacements, and corrections of any nature or description as may become necessary by reason of faulty construction, labor or materials in the portion of the Leasehold Improvements constructed by Landlord. Upon substantial completion of the Leasehold Improvements for the Demised Premises, at Tenant's request Landlord and Tenant shall conduct a walkthrough of the Demised Premises and prepare a "punchlist" of items to be repaired finished or touched-up by Landlord under this Paragraph 6. Landlord will repair any punchlist items identified within the first forty-five (45) days following the Commencement Date.

     7. For the purposes of this Work Letter, the term "substantial completion" of the Leasehold Improvements or of the work of constructing such Leasehold Improvements shall mean completion of such Leasehold Improvements in all material respects excepting only minor finish and touch-up work which does not interfere with the occupancy of the Demised Premises by Tenant, as reasonably determined by the Landlord's architect, whose determination shall be binding upon Landlord and Tenant. To the extent substantial completion is delayed by any act or omission of Tenant or its employees, agents or contractors, the date of substantial completion shall be the date reasonably determined by Landlord's space planner or architect when substantial completion would have been achieved if such Tenant delay had not taken place.

                                  EXHIBIT "C"

                    WORK LETTER FOR SUBSEQUENT IMPROVEMENTS

     It is agreed that Landlord will complete construction of the Subsequent Improvements to the Demised Premises in accordance with the following terms and provisions:

     1. No earlier than January 1, 2001 and no later than July 31, 2002, Tenant shall submit to Landlord for Landlord's approval Tenant's written request and preliminary plans (the "Subsequent Space Plans") for the construction of the Subsequent improvements. Tenant acknowledges that the Subsequent Improvements shall consist of the following improvements to the current warehouse portion of the Demised Premises: a buildout of all of said warehouse space as either office or production space, including without limitation sheetrocking, floor coverings, ceiling finishes, unfinished perimeter walls and HVAC. Should Tenant fail to request and submit the Subsequent Space Plans for the Subsequent Improvements by July 31, 2002, or should Tenant have prior to such date have been in default of its obligations under this lease beyond any applicable notice and cure periods. Tenant's rights (and Landlord's obligations) under this Exhibit "C" shall be void and of no further force and effect. Should Landlord reasonably disapprove Tenant's Subsequent Space Plans, Tenant shall make such revisions as reasonably required thereto by Landlord and resubmit such revised preliminary plans to Landlord within five (5) days of Tenant's receipt of the reasons for Landlord's disapproval. Tenant's failure to timely resubmit such preliminary plans shall be deemed a waiver by Tenant of its rights under this Exhibit "C".

     2. Landlord shall cause the plans for the Subsequent Improvements (the "Subsequent Plans") to be prepared based upon the Subsequent Space Plans submitted by Tenant pursuant to Paragraph 1 above, at Tenant's cost, by a registered professional architect and mechanical and electrical engineer(s) to be selected by Landlord. Landlord shall furnish the initial draft of the Subsequent Plans to Tenant for Tenant's review and approval. Within five (5) days following Tenant's receipt of the Subsequent Plans, Tenant shall either provide comments to such Subsequent Plans or approve the same. If Tenant fails to provide such approval or comments within such time period, the Subsequent Plans shall be deemed approved by the Tenant. If Tenant timely provides comments to the initial draft of the Subsequent Plans, Landlord shall promptly provide revised Subsequent Plans to Tenant incorporating Tenant's comments. Within five
(5) days of receipt of such revised Subsequent Plans, Tenant shall again either provide comments to such plans or approve the same. The process described above shall be repeated, if necessary, until the Subsequent Plans have been finally approved by Tenant.

     3. Following the approval in writing by Landlord and Tenant of the Subsequent Plans, Landlord shall construct the Subsequent Improvements in accordance with the Subsequent Plans. At such time, Landlord shall also provide to Tenant a non-binding good faith estimate of the cost of the Subsequent Improvements (including architect's and contractor's fees). The cost of the Subsequent Improvements for the purpose of billing shall equal the cost to Landlord of designing and constructing such Subsequent Improvements (including any architect's fee, any contractor's fee and the cost of supervision and coordination).

     4. All costs and expenses incurred in the design and construction of the Subsequent Improvements shall be borne by Tenant; provided, however, that Landlord shall contribute an amount not to exceed One Hundred Fifty-Five Thousand Five Hundred and Twenty Dollars ($155,520.00) (the "Subsequent Improvement Allowance") toward the costs incurred for the construction of the Subsequent Improvements.

     5. If Tenant requests any changes in the Subsequent Plans following their initial approval, Landlord shall present Tenant with revised drawings and specifications for Tenant's approval, which approval will not be unreasonably withheld. If Tenant approves such changes, Landlord shall incorporate such changes in the Subsequent Improvements following Landlord's receipt of a change order therefor executed by Tenant; provided, however, that if such changes increase the cost of the Subsequent Improvements, Tenant shall pay such additional cost (the "Excess") as follows:

        (a) Tenant shall pay, within five (5) days from delivery of Landlord's invoice to Tenant therefor, to Landlord prior to the commencement of construction of the Subsequent Improvements, an amount equal to one hundred percent (100%) of such Excess (as then estimated by Landlord);

        (b) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay to Landlord, within five (5) days from delivery of Landlord's invoice to Tenant therefor, the entire unpaid balance of the actual Excess based on the final costs to Landlord as described in Paragraph 3 hereof.

     The amounts payable hereunder shall constitute additional rent due pursuant to this lease at the times specified herein and failure to make any such payments when due shall constitute an event of default under this Lease, entitling Landlord to all of the remedies hereunder as well as all remedies otherwise available to Landlord.

     6. Landlord hereby agrees that to the extent it acts as contractor hereunder, Landlord will commence or cause the commencement of the construction of the Subsequent Improvements as promptly as is reasonably possible and will proceed with due diligence to perform or cause such work to be performed in a good and workmanlike manner. Landlord warrants to Tenant that all materials and equipment furnished in constructing the portion of the Subsequent Improvements constructed by Landlord will be of good quality, free from faults and defects; provided, however, Tenant's sole remedy for any breach of the above warranty shall be that Landlord, for a period of twelve (12) months after substantial completion of such work, at its sole cost and expense, will make all necessary repairs, replacements, and corrections of any nature or description as may become necessary by reason of faulty construction, labor or materials in the portion of the Subsequent Improvements constructed by Landlord. Tenant acknowledges that the Subsequent Improvements will be performed during the lease term and that in no event shall Tenant be entitled to any abatement of rent or any claim for constructive eviction or otherwise should the performance of the Subsequent Improvements interfere with Tenant's operations in the Demised Premises.

                            INDUSTRIAL COMPLEX LEASE
                                  (California)

               Industrial Complex:      Arques and DeGuine

               Landlord:                MP Arques, Inc.

               Tenant:                  Molecular Dynamics, Inc.

               Reference Date:          November 30, 1999


                                 INDEX TO LEASE

                    TITLE                                                  PAGE

ARTICLE 1.  DEFINITIONS AND CERTAIN BASIC PROVISIONS.....................     1

ARTICLE 2.  GRANTING CLAUSE..............................................     2

ARTICLE 3.  LEASEHOLD IMPROVEMENTS/DELIVERY OF DEMISED PREMISES..........     2

ARTICLE 4.  RENT.........................................................     3

ARTICLE 5.  FINANCIAL REPORTS............................................     4

ARTICLE 6.  TENANT'S RESPONSIBILITY FOR TAXES, OTHER REAL ESTATE
            CHARGES AND INSURANCE EXPENSES...............................     4

ARTICLE 7.  COMMON AREA..................................................     5

ARTICLE 8.  LOADING DOCK.................................................     6

ARTICLE 9.  USE AND CARE OF DEMISED PREMISES.............................     7

ARTICLE 10. MAINTENANCE AND REPAIR OF DEMISED PREMISES...................     7

ARTICLE 11. ALTERATIONS..................................................     8

ARTICLE 12. LANDLORD'S RIGHT OF ACCESS...................................     9

ARTICLE 13. SIGNS; STORE FRONTS..........................................     9

ARTICLE 14. UTILITIES....................................................     9

ARTICLE 15. INSURANCE COVERAGES..........................................    10

ARTICLE 16. WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION............    11

ARTICLE 17. DAMAGES BY CASUALTY..........................................    12

ARTICLE 18. EMINENT DOMAIN...............................................    13

ARTICLE 19. ASSIGNMENT AND SUBLETTING....................................    13

ARTICLE 20. SUBORDINATION; ATTORNMENT; ESTOPPELS.........................    15

ARTICLE 21. TENANT'S INDEMNIFICATION.....................................    15

ARTICLE 22. DEFAULT BY TENANT AND REMEDIES...............................    16

ARTICLE 23. LANDLORD'S CONTRACTUAL SECURITY INTEREST.....................    19

ARTICLE 24. HOLDING OVER.................................................    20

ARTICLE 25. NOTICES......................................................    20

ARTICLE 26. COMMISSIONS..................................................    20

ARTICLE 27. REGULATIONS..................................................    21

ARTICLE 28. HAZARDOUS MATERIALS..........................................    21

ARTICLE 29. INTENTIONALLY DELETED........................................    23

ARTICLE 30. MISCELLANEOUS................................................    23

EXHIBIT "A"    DEMISED PREMISES
EXHIBIT "B"    LEASEHOLD IMPROVEMENTS WORK LETTER
EXHIBIT "C"    SUBSEQUENT IMPROVEMENTS WORK LETTER
EXHIBIT "D"    TENANT CONSTRUCTION RULES AND REGULATIONS
EXHIBIT "E"    RIGHT OF FIRST OPPORTUNITY
EXHIBIT "F"    GUARANTY OF LEASE
EXHIBIT "G"    HVAC REPAIR WORK
EXHIBIT "H"    RENEWAL OPTION

                                  EXHIBIT "D"

                   TENANT CONSTRUCTION RULES AND REGULATIONS

 1. All demolition, removals and other categories of work that may inconvenience other tenants or disturb building operations must be scheduled and performed before or after normal working hours, and the property manager for the industrial Complex (the "Property Manager") shall be provided with at least twenty-four (24) hours notice prior to proceeding with such work.

 2. All structural and floor loading requirements shall be subject to the prior approval of the industrial Complex's structural engineer. Approval shall be obtained by Tenant and any fees shall be at Tenant's sole expense.

 3. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the prior approval of Landlord's mechanical and electrical engineers. When necessary, Property Manager will require engineering and shop drawings, which drawings must be approved by Property Manager before the work is started. Drawings shall be prepared by Tenant and all approvals shall be obtained by Tenant.

 4. If the shutdown of risers and mains for electrical, HVAC, sprinkler and/or plumbing work is required, such work shall be supervised by a representative of Landlord at Tenant's sole expense at a time approved in advance by Property Manager.

 5. Tenant's general contractor is responsible to do all of the following:

    (a)   Properly supervise construction at the Demised Premises at all times.

    (b) Police the work at all times, continually keeping the affected space(s) safe and orderly.

    (c)   Maintain the cleanliness and protection of all affected areas.

    (d)   Avoid and prevent the disturbance of other tenants.

 6. If Tenant's general contractor is negligent in any of its responsibilities, Tenant shall be charged for the corrective work done by Landlord's personnel.

 7. No electrical cords are to be stretched across any walkways or public areas in any manner that would cause any safety hazard.

 8. Radios may not be played if the sound can be heard in the Common Area or in other tenant suites.

 9. Electrical rooms may not be used to store any materials, fixtures, etc.

10. All sprinkler shut downs, draining or filling shall be scheduled and coordinated with the Landlord's chief engineer or his delegate.

11. Bracing, soldering or welding shall be scheduled in advance with Property Manager.

12. Dust shall be kept at a minimum to avoid smoke detector activation.

13. If requested by Tenant, Property Manager shall provide space in the parking lot at a location to be determined by Landlord for a trash and debris bin during construction of the tenant improvements.

14. Damage to any pre-installed fixtures (e.g., water fountains, sinks, lights, commodes, signage, etc.) shall be repaired at Tenant's sole expense.

15. Tenant's general contractor shall coordinate the keying schedule, Tenant's key requirements and cylinder installation with Landlord's designated locksmith.

16. Where appropriate, Tenant shall submit to Property Manager a final "as-built" set of drawings showing all items of work in full detail. "As-builts" shall be sepias or vellums.

17. Throughout the construction period and upon conclusion of the work, Tenant's general contractor shall cause the work areas and all other affected areas to be clean and free of debris.

                                  EXHIBIT "E"

                           RIGHT OF FIRST OPPORTUNITY

     Tenant shall have the one time right of first offer ("Right of First Offer") to lease all, but not less than all, of the adjacent building at the Industrial Complex having a street address of 310 DeGuine, Sunnyvale, California and containing approximately 34,697 rentable square feet of space (the "First Offer Space"), at such time as the First Offer Space becomes "available for lease" (as defined below) during the lease term provided that
(i) Tenant is not, and has not been, in default hereunder beyond any applicable notice and cure periods, and (ii) there remains not less than eighteen (18) months in the lease term (inclusive of any exercised extension period). In the event that Landlord proposes in good faith to negotiate with a prospective tenant in leasing the First Offer Space, the First Offer Space shall be deemed "available for lease" and, at such time, Landlord shall give written notice thereof to Tenant ("Landlord's Notice"). If Tenant in response to a Landlord's Notice elects to lease the First Offer Space, Tenant shall so notify Landlord in writing (the "Election Notice"). If Tenant does not deliver to Landlord the Election Notice within ten (10) days of Landlord's delivery of the Landlord's Notice, Landlord shall be relieved of its obligation to make available for lease to Tenant the First Offer Space and the provisions of this paragraph shall be of no further force and effect. Without limiting the foregoing, upon the non-delivery of the Election Notice by Tenant, Landlord shall be entitled to grant options and rights free and clear of Tenant's Right of First Offer under this paragraph to other tenants or prospective tenants of the Industrial Complex. Upon Tenant's timely delivery of the Election Notice with respect to the First Offer Space, Landlord and Tenant shall promptly enter into an amendment of this Lease adding the First Offer Space to the Demised Premises on all the terms and conditions set forth in this Lease as to the Demised Premises, except that (i) the term of the lease to Tenant of the First Offer Space shall commence upon the actual availability date of the First Offer
Space ("Availability Date") and shall continue coterminously with the remaining lease term for the Demised Premises, (ii) Tenant shall take the First Offer Space in its then "as-is" condition (subject, however, to the First Offer Space being vacant and broom clean condition). Landlord shall neither provide nor pay for any interior improvement work or services related to the First Offer Space, (iii) the minimum guaranteed rental per rentable square foot payable by Tenant for the First Offer Space shall be equal to the Market Rent (as defined below) for the First Offer Space but in no event shall the minimum guaranteed rental for the First Offer Space be less than the minimum guaranteed rental payable by Tenant under the Lease for the original Demised Premises, and
(iv) Tenant's Proportionate Share shall be increased to reflect the addition of the First Offer Space to the Demised Premises. As used herein, the term "Market Rent" shall mean one hundred percent (100%) of the projected prevailing market rate of rent for comparable space with comparable finish-out in comparable space within Sunnyvale, California (as determined by Landlord and confirmed by written statement to Tenant by a representative of Landlord).

                                  EXHIBIT "F"

                               GUARANTY OF LEASE

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to MP Arques, Inc., a Delaware corporation, to enter into a lease dated as of November 30, 1999 ("the Lease"), as "Landlord" with Molecular Dynamics, Inc., a Delaware corporation, as "Tenant," the undersigned, whether one or more, jointly and severally do hereby unconditionally guarantee to Landlord (i) the punctual and full payment of all rents of every kind, additional rents and all other charges to be paid by Tenant under the Lease and (ii) the full and timely performance and observance of all the covenants, conditions, and agreements to be performed and observed by Tenant under the Lease. The undersigned shall indemnify, defend and hold harmless Landlord and its affiliates from any loss, damages or costs (including, without limitation, the reasonable fees of Landlord's attorneys and court costs) arising out of any failure to pay the aforesaid rents and other charges or the failure to perform any of the aforesaid covenants, conditions and agreements under the Lease. The undersigned further expressly agree that the validity of this Guaranty of Lease and the obligations of the undersigned hereunder shall in no way be terminated, affected or impaired by reason of any forbearances, settlements or compromises between Landlord and Tenant or the invalidity or unenforceability of the Lease for any reason whatsoever or by the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise, including, without limitation of the generality of the foregoing, the rejection or assignment of the Lease in connection with proceedings under any present or future provision of the federal Bankruptcy Act, or any similar law or statute of the United States or any state thereof.

     The undersigned further covenant and agree that this Guaranty of Lease shall be and remain in full force and effect as to any renewal, modification or extension of the Lease, whether or not known to or approved by the undersigned, and that no subletting, assignment or other transfer of the Lease, or any interest therein, or any such renewal, modification, or extension, shall operate to extinguish or diminish the liability of the undersigned hereunder. In the event of any termination of the Lease by Landlord, the undersigned's liability hereunder shall not be terminated, but the undersigned shall be and remain fully liable for all damages, costs, expenses and other claims which may arise under or in connection with the Lease. If the undersigned shall, directly or indirectly, advance any sums to Tenant, such sums and indebtedness shall be subordinate in all respects to the amounts then and thereafter due and owing by Tenant under the Lease.

     Wherever reference is made to the liability of Tenant in the Lease, such reference shall be deemed likewise to refer to the undersigned, jointly and severally, with Tenant. The liability of the undersigned for the obligations of Tenant under the Lease shall be primary, absolute and unconditional. In any right of action which shall accrue to Landlord under the Lease, Landlord may, at Landlord's option, proceed against any one or more of the undersigned and/or Tenant, jointly or severally, and may proceed against any one or more of the undersigned without having demanded performance of, commenced any action against or having obtained any judgment against Tenant. The undersigned hereby waive any obligation on the part of Landlord to enforce or seek to enforce the terms of the Lease against Tenant as a condition to Landlord's right to proceed against the undersigned hereunder. The undersigned hereby expressly waive: (i) notice of acceptance of this Guaranty of Lease and of presentment, demand and protest; (ii) notice of any default hereunder or under the Lease and all indulgences; (iii) demand for observance, performance or enforcement of any terms or provisions of this Guaranty of Lease or of the Lease; and (iv) all other notices and demands otherwise required by law which the undersigned may lawfully waive. This Guaranty of Lease is a guaranty of payment and not a guaranty of collection. The undersigned agree that in the event this Guaranty of Lease shall be enforced by suit or otherwise, the non-prevailing party will reimburse the prevailing party, upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

     The undersigned hereby waive, to the maximum extent permitted by law, all defenses available to a guarantor or surety, whether the waiver is specifically herein enumerated or not, including, without limitation, any statute of limitations affecting the enforcement of this Guaranty of Lease, and any right of set-off or compensation against amounts due under this Guaranty of Lease.

     The undersigned hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Guaranty of Lease or any documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether oral or written) or actions of any party arising out of or related in any manner with the premises described in the Lease (including without limitation, any action to rescind or cancel this Guaranty of Lease or any claims or defenses asserting that this Guaranty of Lease was fraudulently induced or is otherwise void or voidable). This waiver is a material inducement for Landlord to enter into and accept the Lease and this Guaranty of Lease.

     The undersigned hereby assign to Landlord any rights the undersigned may have to file a claim and proof of claim in any bankruptcy or similar proceeding of Tenant and any awards or payments thereon to which the undersigned would otherwise be entitled.

     If is further agreed that all of the terms and provisions hereof shall inure to the benefit of and may be enforced by the respective heirs, executors, successors and assigns of Landlord and the holder of any mortgage to which the Lease may be subject and subordinate from time to time, and shall be binding upon the respective heirs, executors, successors and assigns of the undersigned. Landlord may, without notice, assign this Guaranty of Lease, and no such assignment shall diminish the undersigned's liability under this Guaranty of Lease.

     In the event more than one person or entity executes this Guaranty of Lease, the liability of such signatories hereunder shall be joint and several. In the event only one person or entity executes this Guaranty of Lease, all provisions hereof which refer to more than one guarantor shall be automatically modified to refer to only one guarantor, and otherwise this Guaranty of Lease shall remain unmodified and in full force and effect.

     It is understood that other agreements similar to this Guaranty of Lease may, at Landlord's safe option and discretion, be executed by other persons with respect to the Lease. This Guaranty of Lease shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains the signature of more than one guarantor on this Guaranty of Lease or obtains additional guarantee agreements, or both, the undersigned agree that Landlord, in Landlord's sole discretion, may (i) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (ii) release one or more of the guarantors from liability. The undersigned further agree that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

     The undersigned agree to execute and deliver to Landlord, from time to time, upon ten (10) days notice from Landlord, a certificate addressed to Landlord, any mortgagee or prospective mortgagee, or any prospective purchaser, certifying (i) that this Guaranty of Lease is unmodified and in full force and effect and (ii) to such other matters as Landlord may reasonably request. The undersigned further agree that upon request by Landlord from time to time, the undersigned shall furnish Landlord, within five (5) days of receipt of such request, with a copy of the undersigned's financial statements, in form and substance reasonably satisfactory to Landlord, reflecting the undersigned's current financial condition. The undersigned represents and warrants that all financial statements, records and information furnished by the undersigned to Landlord in connection with this Guaranty of Lease are true, correct and complete in all respects.

     If any provision of this Guaranty of Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Guaranty of Lease and the application of that provision to other provisions or circumstances shall not be affected but rather shall be enforced to the fullest extent permitted by law.

     If the undersigned is a corporation (including any form of professional association), then each individual executing or attesting this Guaranty of Lease on behalf of such corporation covenants, warrants and represents that he or she is duly authorized to execute or attest and deliver this Guaranty of Lease on behalf of such corporation. If the undersigned is a partnership (general or limited) or limited liability company, then each individual executing this Guaranty of Lease on behalf of the partnership or company hereby covenants, warrants and represents that he or she is duly authorized to execute and deliver this Guaranty of Lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

     As a material inducement to Landlord to enter into the Lease and accept this Guaranty of Lease, the undersigned specifically and irrevocably acknowledge and agree as follows:

          a. This Guaranty of Lease shall be governed by, construed and enforced in accordance with the laws of the State of California without regard to principles of conflicts of law.

          b. As determined by Landlord in its sole and absolute discretion, all actions or proceedings to enforce this Guaranty of Lease or in any way arising out of or related to this Guaranty of Lease shall be filed, litigated and maintained in the state or federal courts located in Santa Clara or San Francisco Counties, State of California, U.S.A. (the "Specified Courts"); the undersigned waive, release and relinquish any and all rights or privileges now or hereafter available to the undersigned to cause such actions or proceedings to be filed, litigated, maintained or removed to any other state, federal or international court.

          c. The undersigned consent to and submit to the jurisdiction of the Specified Courts with respect to this Guaranty of Lease only and waive, release and relinquish any all defenses or claims based upon or in any way relating to jurisdictional issues in connection therewith.

                    d. The undersigned waive personal service of any and all process upon the undersigned and agree that all such service of process may be made by United States registered or certified mail or international express courier service (e.g., DHL, Federal Express) addressed to the undersigned at the address specified below, and such service of process shall be deemed effective upon the earlier of actual receipt or three (3) days after posting.

         EXECUTED as of the ____ day of December, 1999.

               GUARANTOR:               NYCOMED AMERSHAM,
                                        a public company organized under the
                                          laws of England


                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        GUARANTOR'S ADDRESS


                                        ____________________________________

                                        ____________________________________

                                        Employer Identification Number:

                                        ____________________________________

                                  EXHIBIT "G"
                                HVAC REPAIR WORK

The Landlord shall provide the following upgrades to the existing A/C equipment, including all labor, materials, supervisor, engineering, and permits:


1.   Utilize all existing HVAC equipment
2.   Re-duct air handlers #3, 4 & 5
3.   Air and water balance
4.   Relocate existing air compressor to equipment pad
5.   Rezone air handlers #1, 2 & 3
6. Provide and install up to 22 VAV Boxes, and up to 51 new diffusers (excludes existing office area)
7.   Provide and install (3) powered exhaust fans
8.   Provide and install (7) variable frequency drives on existing air handlers
9.   Rigging
10.  Insulation
11.  R/A ducting from air handlers #3 & 5
12.  Design drawing
13.  Equipment repairs as follows:

     a) A/H #6:    Change filters, belt and calibrate pneumatics
     b) A/H #1:    Clean coil, change filters, belts and calibrate pneumatics
     c) A/H #2:    Change filters, belts and calibrate pneumatics
     d) A/H #3:    Change bag filters, belts and calibrate pneumatics
     e) A/H #4:    Change bag filters, belts and calibrate pneumatics
     f) C/H #1:    Clean condenser coil, replace suction gaskets and replace
                   condenser fan relay
     g) C/H #2:    Clean condenser coils, replace suction service valve
                   gaskets and straighten out condenser fan wiring
     h) A/H #5:    Change filters, belts and calibrate pneumatics
     i) Boiler #1: Clean boiler tubes and tune up
     j) Boiler #2: Clean boiler tubes and tune up
     k) C/H #2:    (Pump): Replace bearing assembly and align
     l) C/H #1:    (Pump): Replace bearing assembly and align
     m) P #3:      Replace bearing assembly and re-align

                                  EXHIBIT "H"

                                 RENEWAL OPTION

     Tenant shall have the right to renew the term of this lease for one (1) seven (7)-year term upon prior written notice ("Tenant's Election Notice") to Landlord given not sooner than nine (9) months nor later than six (6) months prior to the expiration of the initial lease term; provided that at the time Tenant gives such notice to Landlord and for the remainder of the initial term of this lease (i) this least has not been assigned and Tenant continues to occupy at least seventy-five percent (75%) of the floor area of the Demised Premises and (ii) Tenant is not in default hereunder. During the renewal term, the provisions of this lease, as it may be amended in writing prior to the date of the commencement of such renewal term, shall continue in full force and effect except that Tenant shall occupy the Demised Property in its then "AS IS" condition and there shall be no abatement of rent, nor shall there be credit or allowances given to Tenant for Improvements to the Demised Premises, and the minimum guaranteed rental will be an amount equal to whatever monthly rental (plus whatever periodic adjustments) Landlord is then quoting to prospective tenants for new leases of comparable space in the Industrial Complex for a comparable term (as confirmed by written statement to Tenant by a representative of Landlord), or if no comparable space exists in the Industrial Complex, then one hundred percent (100%) of the projected prevailing market rate of rent for comparable space with comparable finish-out in comparable buildings within the City of Sunnyvale, California, as of the expiration of the initial lease term (as determined by Landlord and confirmed by written statement to Tenant by a representative of Landlord). It is understood and agreed that Tenant's submittal of Tenant's Election Notice shall bind Tenant to a seven
(7)-year extension of this lease.

                               GUARANTY OF LEASE

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to MP Arques, Inc., a Delaware corporation, to enter into a lease dated as of November 30, 1999 (the "Lease"), as "Landlord" with Molecular Dynamics, Inc., a Delaware corporation, as "Tenant," the undersigned, whether one or more, jointly and severally do hereby unconditionally guarantee to Landlord (i) the punctual and full payment of all rents of every kind, additional rents and all other charges to be paid by Tenant under the Lease and (ii) the full and timely performance and observance of all the covenants, conditions, and agreements to be performed and observed by Tenant under the Lease. The undersigned shall indemnify, defend and hold harmless Landlord and its affiliates from any loss, damages or costs (including, without limitation, the reasonable fees of Landlord's attorneys and court costs) arising out of any failure to pay the aforesaid rents and other charges or the failure to perform any of the aforesaid covenants, conditions and agreements under the Lease. The undersigned further expressly agree that the validity of this Guaranty of Lease and the obligations of the undersigned hereunder shall in no way be terminated, affected or impaired by reason of any forbearances, settlements or compromises between Landlord and Tenant or the invalidity or unenforceability of the Lease for any reason whatsoever or by the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise, including, without limitation of the generality of the foregoing, the rejection or assignment of the Lease in connection with proceedings under any present or future provision of the federal Bankruptcy Act, or any similar law or statute of the United States or any state thereof.

     The undersigned further covenant and agree that this Guaranty of Lease shall be and remain in full force and effect as to any renewal, modification or extension of the Lease, whether or not known to or approved by the undersigned, and that no subletting, assignment or other transfer of the Lease, or any interest therein, or any such renewal, modification, or extension, shall operate to extinguish or diminish the liability of the undersigned hereunder. In the event of any termination of the Lease by Landlord, the undersigned's liability hereunder shall not be terminated, but the undersigned shall be and remain fully liable for all damages, costs, expenses and other claims which may arise under or in connection with the Lease. If the undersigned shall, directly or indirectly, advance any sums to Tenant, such sums and indebtedness shall be subordinate in all respects to the amounts then and thereafter due and owing by Tenant under the Lease.

     Wherever reference is made to the liability of Tenant in the Lease, such reference shall be deemed likewise to refer to the undersigned, jointly and severally, with Tenant. The liability of the undersigned for the obligations of Tenant under the Lease shall be primary, absolute and unconditional. In any right of action which shall accrue to Landlord under the Lease, Landlord may, at Landlord's option, proceed against any one or more of the undersigned and/or Tenant, jointly or severally, and may proceed against any one or more of the undersigned without having demanded performance of, commenced any action against or having obtained any judgment against Tenant. The undersigned hereby waive any obligation on the part of Landlord to enforce or seek to enforce the terms of the Lease against Tenant as a condition to Landlord's right to proceed against the undersigned hereunder. The undersigned hereby expressly waive: (i) notice of acceptance of this Guaranty of Lease and of presentment, demand and protest; (ii) notice of any default hereunder or under the Lease and all indulgences; (iii) demand for observance, performance or enforcement of any terms or provisions of this Guaranty of Lease or of the Lease; and (iv) all other notices and demands otherwise required by law which the undersigned may lawfully waive. This Guaranty of Lease is a guaranty of payment and not a guaranty of collection. The undersigned agree that in the event this Guaranty of Lease shall be enforced by suit or otherwise, the non-prevailing party will reimburse the prevailing party, upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

     The undersigned hereby waive, to the maximum extent permitted by law, all defenses available to a guarantor or surety, whether the waiver is specifically herein enumerated or not, including, without limitation, any statute of limitations affecting the enforcement of this Guaranty of Lease, and any right of set-off or compensation against amounts due under this Guaranty of Lease.

     The undersigned hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Guaranty of Lease or any documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether oral or written) or actions of any party arising out of or related in any manner with the premises described in the Lease (including without limitation, any action to rescind or cancel this Guaranty of Lease or any claims or defenses asserting that this Guaranty of Lease was fraudulently induced or is otherwise void or voidable). This waiver is a material inducement for Landlord to enter into and accept the Lease and this Guaranty of Lease.

     The undersigned hereby assign to Landlord any rights the undersigned may have to file a claim and proof of claim in any bankruptcy or similar proceeding of Tenant and any awards or payments thereon to which the undersigned would otherwise be entitled.

     It is further agreed that all of the terms and provisions hereof shall inure to the benefit of and may be enforced by the respective heirs, executors, successors and assigns of Landlord and the holder of any mortgage to which the Lease may be subject and subordinate from time to time, and shall be binding upon the respective heirs, executors, successors and assigns of the undersigned. Landlord may, without notice, assign this Guaranty of Lease, and no such assignment shall diminish the undersigned's liability under this Guaranty of Lease.

     In the event more than one person or entity executes this Guaranty of Lease, the liability of such signatories hereunder shall be joint and several. In the event only one person or entity executes this Guaranty of Lease, all provisions hereof which refer to more than one guarantor shall be automatically modified to refer to only one guarantor, and otherwise this Guaranty of Lease shall remain unmodified and in full force and effect.

     It is understood that other agreements similar to this Guaranty of Lease may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty of Lease shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains the signature of more than one guarantor on this Guaranty of Lease or obtains additional guarantee agreements, or both, the undersigned agree that Landlord, in Landlord's sole discretion, may (i) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (ii) release one or more of the guarantors from liability. The undersigned further agree that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

     The undersigned agree to execute and deliver to Landlord, from time to time, upon ten (10) days notice from Landlord, a certificate addressed to Landlord, any mortgagee or prospective mortgagee, or any prospective purchaser, certifying (i) that this Guaranty of Lease is unmodified and in full force and effect and (ii) to such other matters as Landlord may reasonably request. The undersigned further agree that upon request by Landlord from time to time, the undersigned shall furnish Landlord, within five (5) days of receipt of such request, with a copy of the undersigned's most recently audited financial statements, in form and substance reasonably satisfactory to Landlord, reflecting the undersigned's then current financial condition. The undersigned represents and warrants that all financial statements, records and information furnished by the undersigned to Landlord in connection with this Guaranty of Lease give a true and fair view of the state of affairs of the undersigned.

     If any provision of this Guaranty of Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Guaranty of Lease and the application of that provision to other provisions or circumstances shall not be affected but rather shall be enforced to the fullest extent permitted by law.

     If the undersigned is a corporation (including any form of professional association), then each individual executing or attesting this Guaranty of Lease on behalf of such corporation covenants, warrants and represents that he or she is duly authorized to execute or attest and deliver this Guaranty of Lease on behalf of such corporation. If the undersigned is a partnership (general or limited) or limited liability company, then each individual executing this Guaranty of Lease on behalf of the partnership or company hereby covenants warrants and represents that he or she is duly authorized to execute and deliver this Guaranty of Lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

     As a material inducement to Landlord to enter into the Lease and accept this Guaranty of Lease, the undersigned specifically and irrevocably acknowledge and agree as follows:

     a. This Guaranty of Lease shall be governed by, construed and enforced in accordance with the laws of the State of California without regard to principles of conflicts of law.

     b. As determined by Landlord in its sole and absolute discretion, all actions or proceedings to enforce this Guaranty of Lease or in any way arising out of or related to this Guaranty of Lease shall be filed, litigated and maintained in the state or federal courts located in Santa Clara or San Francisco Counties, State of California, U.S.A. (the "Specified Courts"); the undersigned waive, release and relinquish any and all rights or privileges now or hereafter available to the undersigned to cause such actions or proceedings to be filed, litigated, maintained or removed to any other state, federal or international court.

     c. This undersigned consent to and submit to the jurisdiction of the Specified Courts with respect to this Guaranty of Lease only and waive, release and relinquish any an all defenses or claims based upon or in any way relating to jurisdictional issues in connection herewith.

d. The undersigned waive personal service of any and all process upon the undersigned and agree that all such service of process may be made by United States registered or certified mail or international express courier service (e.g., DHL, Federal Express) addressed to the undersigned at the address specified below, and such service of process shall be deemed effective upon the earlier of actual receipt or three (3) days after posting.

EXECUTED as of the 22 day of December, 1999.

     GUARANTOR:     NYCOMED AMERSHAM,
                    a public company organized under the laws of England & Wales

                    By:     /s/ GFB Kerr       /s/ R.E.B. Allnutt
                            ----------------------------------------
                    Name:       GFB Kerr           R.E.B. Allnutt
[SEAL]                      ----------------------------------------
                    Title:  Finance Director       Company Secretary
                            ----------------------------------------

                    GUARANTOR'S ADDRESS:

                    AMERSHAM PLACE, LITTLE CHALFONT,
                    ----------------------------------------
                    BUCKINGHAMSHIRE, ENGLAND
                    ----------------------------------------

                    Employer Identification Number:    N/A
                                                    --------